-----------------------------------------------------------------------------
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          SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  dated as of October 11, 1996


                              among


                      EDISON MISSION ENERGY


                               and


            CERTAIN COMMERCIAL LENDING INSTITUTIONS,


                               and


                 BANK OF AMERICA NATIONAL TRUST
                     AND SAVINGS ASSOCIATION

         as the Administrative Agent, Syndication Agent and Money Market Loan Agent for the Lenders




                               Arranged by

                        BA SECURITIES, INC.

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
                        TABLE OF CONTENTS
                        -----------------

                                                             Page
I
DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . . . . . . . .  1
     1.1.   Defined Terms. . . . . . . . . . . . . . . . . . .  1
     1.2.   Use of Defined Terms . . . . . . . . . . . . . . . 21
     1.3.   Cross-References . . . . . . . . . . . . . . . . . 21
     1.4.   Accounting and Financial Determinations. . . . . . 21

II
REVOLVING LOAN COMMITMENT, BORROWING PROCEDURES AND NOTES. . . 21
     2.1.   Revolving Loan Commitment. . . . . . . . . . . . . 21
     2.1.1. Revolving Loan Commitment. . . . . . . . . . . . . 21
     2.1.2. Lenders Not Required To Make Loans . . . . . . . . 22
     2.2.   Reduction of Revolving Loan Commitment Amount. . . 22
     2.3.   Borrowing Procedure. . . . . . . . . . . . . . . . 22
     2.4.   Continuation and Conversion Elections. . . . . . . 23
     2.5.   Funding. . . . . . . . . . . . . . . . . . . . . . 24
     2.6.   Notes. . . . . . . . . . . . . . . . . . . . . . . 24
     2.7.   Increase in Revolving Loan Commitment Amount . . . 24
     2.8.   Money Market Borrowings. . . . . . . . . . . . . . 26
     2.9.   Utilization of Revolving Commitments in Offshore
            Currencies . . . . . . . . . . . . . . . . . . . . 31
     2.10.  Currency Exchange Fluctuations . . . . . . . . . . 32
     2.11.  Judgment Currency. . . . . . . . . . . . . . . . . 32

III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES . . . . . . . . . . 33
     3.1.   Repayments and Prepayments . . . . . . . . . . . . 33
     3.1.1. Payment Terms. . . . . . . . . . . . . . . . . . . 33
     3.2.   Interest Provisions. . . . . . . . . . . . . . . . 34
     3.2.1. Rates. . . . . . . . . . . . . . . . . . . . . . . 34
     3.2.2. Post-Maturity Rates. . . . . . . . . . . . . . . . 35
     3.2.3. Payment Dates. . . . . . . . . . . . . . . . . . . 36
     3.2.4. Interest Rate Determination. . . . . . . . . . . . 36
     3.3.   Fees . . . . . . . . . . . . . . . . . . . . . . . 36
     3.3.1. Facility Fee . . . . . . . . . . . . . . . . . . . 36
     3.3.2. Agent's Fee. . . . . . . . . . . . . . . . . . . . 37

IV
CERTAIN LIBO RATE AND OTHER PROVISIONS . . . . . . . . . . . . 37
     4.1.   LIBO Rate Lending Unlawful . . . . . . . . . . . . 37
     4.2.   Inability to Determine Rates . . . . . . . . . . . 37
     4.3.   Increased LIBO Rate Loan and Offshore Currency
            Loan Costs.. . . . . . . . . . . . . . . . . . . . 38
     4.4.   Obligation to Mitigate . . . . . . . . . . . . . . 38
     4.5.   Funding Losses . . . . . . . . . . . . . . . . . . 39
     4.6.   Increased Capital Costs. . . . . . . . . . . . . . 40
     4.7.   Taxes. . . . . . . . . . . . . . . . . . . . . . . 40
     4.8.   Payments, Computations.. . . . . . . . . . . . . . 42
     4.9.   Sharing of Payments. . . . . . . . . . . . . . . . 42
     4.10.  Setoff . . . . . . . . . . . . . . . . . . . . . . 43
     4.11.  Use of Proceeds. . . . . . . . . . . . . . . . . . 44

V
THE LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . . . 44
     5.1.   The Letter of Credit Commitment. . . . . . . . . . 44
     5.1.1. Issuance, Amendment and Renewal of Letters of
            Credit . . . . . . . . . . . . . . . . . . . . . . 45
     5.1.2. Risk Participations, Drawings and
            Reimbursements . . . . . . . . . . . . . . . . . . 48
     5.1.3. Repayment of Participations. . . . . . . . . . . . 50
     5.1.4. Role of the Issuing Bank . . . . . . . . . . . . . 50
     5.1.5. Obligations Absolute . . . . . . . . . . . . . . . 51
     5.2.   Cash Collateral Pledge . . . . . . . . . . . . . . 52
     5.3.   Letter of Credit Fees. . . . . . . . . . . . . . . 53
     5.4.   Issuance of Letters of Credit in Offshore
            Currencies . . . . . . . . . . . . . . . . . . . . 53
     5.5.   Uniform Customs and Practice . . . . . . . . . . . 54
     5.6.   Additional and Successor Issuing Bank. . . . . . . 54

VI
CONDITIONS TO CREDIT EXTENSIONS. . . . . . . . . . . . . . . . 54
     6.1.   Conditions to Effectiveness. . . . . . . . . . . . 54
     6.1.1. Resolutions. . . . . . . . . . . . . . . . . . . . 54
     6.1.2. Delivery of Notes. . . . . . . . . . . . . . . . . 55
     6.1.3. Opinions of Counsel. . . . . . . . . . . . . . . . 55
     6.1.4. Closing Fees, Expenses.. . . . . . . . . . . . . . 55
     6.1.5. Condition to Initial Credit Extension. . . . . . . 55
     6.2.   All Credit Extensions. . . . . . . . . . . . . . . 55
     6.2.1. Representations and Warranties, No Default.. . . . 55
     6.2.2. Borrowing Request. . . . . . . . . . . . . . . . . 56
     6.2.3. Satisfactory Legal Form. . . . . . . . . . . . . . 56

VII
REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . 56
     7.1.   Organization; Power. . . . . . . . . . . . . . . . 56
     7.2.   Due Authorization; Non-Contravention.. . . . . . . 56
     7.3.   Government Approval; Regulation. . . . . . . . . . 57
     7.4.   Validity.. . . . . . . . . . . . . . . . . . . . . 57
     7.5.   Financial Information. . . . . . . . . . . . . . . 57
     7.6.   No Material Adverse Change . . . . . . . . . . . . 57
     7.7.   Litigation.. . . . . . . . . . . . . . . . . . . . 57
     7.8.   Ownership of Properties. . . . . . . . . . . . . . 58
     7.9.   Taxes. . . . . . . . . . . . . . . . . . . . . . . 58
     7.10.  Pension and Welfare Plans. . . . . . . . . . . . . 58
     7.11.  Environmental Warranties . . . . . . . . . . . . . 58
     7.12.  Regulations G, T, U and X. . . . . . . . . . . . . 59
     7.13.  Accuracy of Information. . . . . . . . . . . . . . 59
     7.14.  The Obligations. . . . . . . . . . . . . . . . . . 60

VIII
COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 60
     8.1.   Affirmative Covenants. . . . . . . . . . . . . . . 60
     8.1.1. Financial Information, Reports, Notices. . . . . . 60
     8.1.2. Compliance with Laws.. . . . . . . . . . . . . . . 62
     8.1.3. Maintenance of Properties. . . . . . . . . . . . . 62
     8.1.4. Insurance. . . . . . . . . . . . . . . . . . . . . 62
     8.1.5. Books and Records. . . . . . . . . . . . . . . . . 63
     8.1.6. Environmental Covenant . . . . . . . . . . . . . . 63
     8.2.   Negative Covenants . . . . . . . . . . . . . . . . 64
     8.2.1. Restrictions on Secured Indebtedness . . . . . . . 64
     8.2.2. [Reserved] . . . . . . . . . . . . . . . . . . . . 64
     8.2.3. Liens. . . . . . . . . . . . . . . . . . . . . . . 64
     8.2.4. Financial Condition. . . . . . . . . . . . . . . . 65
     8.2.5. Investments. . . . . . . . . . . . . . . . . . . . 65
     8.2.6. Consolidation, Merger. . . . . . . . . . . . . . . 66
     8.2.7. Asset Dispositions.. . . . . . . . . . . . . . . . 67
     8.2.8. Transactions with Affiliates . . . . . . . . . . . 67
     8.2.9. Restrictive Agreements.. . . . . . . . . . . . . . 67
     8.3.   ERISA. . . . . . . . . . . . . . . . . . . . . . . 68

IX
EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . 68
     9.1.   Listing of Events of Default . . . . . . . . . . . 68
     9.1.1. Non-Payment of Obligations . . . . . . . . . . . . 68
     9.1.2. Breach of Warranty . . . . . . . . . . . . . . . . 68
     9.1.3. Non-Performance of Certain Covenants and
            Obligations. . . . . . . . . . . . . . . . . . . . 68
     9.1.4. Non-Performance of Other Covenants and
            Obligations. . . . . . . . . . . . . . . . . . . . 69
     9.1.5. Default on Other Indebtedness. . . . . . . . . . . 69
     9.1.6. Judgments. . . . . . . . . . . . . . . . . . . . . 69
     9.1.7. Pension Plans. . . . . . . . . . . . . . . . . . . 70
     9.1.8. Control of the Borrower. . . . . . . . . . . . . . 70
     9.1.9. Bankruptcy, Insolvency.. . . . . . . . . . . . . . 70
     9.2.   Action if Bankruptcy . . . . . . . . . . . . . . . 71
     9.3.   Action if Other Event of Default . . . . . . . . . 71
     9.4.   Rescission of Declaration. . . . . . . . . . . . . 72

X
THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     10.1.  Actions. . . . . . . . . . . . . . . . . . . . . . 72
     10.2.  Funding Reliance.. . . . . . . . . . . . . . . . . 73
     10.3.  Exculpation. . . . . . . . . . . . . . . . . . . . 74
     10.4.  Successor. . . . . . . . . . . . . . . . . . . . . 74
     10.5.  Loans by BofA. . . . . . . . . . . . . . . . . . . 75
     10.6.  Reliance by Agent. . . . . . . . . . . . . . . . . 75
     10.7.  Notice of Default. . . . . . . . . . . . . . . . . 75
     10.8.  Credit Decisions . . . . . . . . . . . . . . . . . 76
     10.9.  Copies.. . . . . . . . . . . . . . . . . . . . . . 76

XI
MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . 76
     11.1.  Waivers, Amendments. . . . . . . . . . . . . . . . 76
     11.2.  Notices. . . . . . . . . . . . . . . . . . . . . . 77
     11.3.  Payment of Costs and Expenses. . . . . . . . . . . 78
     11.4.  Indemnification. . . . . . . . . . . . . . . . . . 78
     11.5.  Survival . . . . . . . . . . . . . . . . . . . . . 80
     11.6.  Severability . . . . . . . . . . . . . . . . . . . 80
     11.7.  Headings . . . . . . . . . . . . . . . . . . . . . 80
     11.8.  Execution in Counterparts, Effectiveness.. . . . . 80
     11.9.  Governing Law; Entire Agreement. . . . . . . . . . 80
     11.10. Successors and Assigns . . . . . . . . . . . . . . 80
     11.11. Sale and Transfer of Loans and Notes;
            Participations in Loans and Notes. . . . . . . . . 81
     11.11.1.  Assignments . . . . . . . . . . . . . . . . . . 81
     11.11.2.  Participations. . . . . . . . . . . . . . . . . 82
     11.12. Other Transactions . . . . . . . . . . . . . . . . 83
     11.13. Forum Selection and Consent to Jurisdiction. . . . 83
     11.14. Waiver of Jury Trial . . . . . . . . . . . . . . . 84
     11.15. Non-Recourse Persons . . . . . . . . . . . . . . . 84



EXHIBITS
--------
  A-1    -    Revolving Note
  A-2    -    Money Market Note
  B-1    -    Borrowing Request
  B-2    -    L/C Application
  C      -    Continuation/Conversion Notice
  D      -    Lender Assignment Agreement
  E      -    Opinion of Counsel to Borrower
  F      -    Certificate of Borrower
  G      -    Money Market Quote Request
  H      -    Invitation for Money Market Quotes
  I      -    Money Market Quote
  J      -    Notice of Money Market Borrowing

SCHEDULES
---------
  2.1    -    Revolving Loan Commitments
  2.9    -    Agreed Alternative Currencies
  11.2   -    Addresses for Notices and Lending Offices


          SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          --------------------------------------------


          THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 11, 1996, among EDISON MISSION ENERGY, a California corporation (the "Borrower"), the various financial
                             --------
institutions as are or may become parties hereto (collectively, the "Lenders"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS
     -------
ASSOCIATION, ("Agent"), as agent for the Lenders.
               -----

                            RECITALS
                            --------

          A. The Agent, the Lenders, the Issuing Bank and the Borrower are party to an Amended and Restated Credit Agreement dated as of November 17, 1994 pursuant to which the Lenders and the Issuing Bank agreed to provide a letter of credit and revolving multicurrency facility (the "Existing Credit Agreement").

           B. The Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to refinance the Existing Credit Agreement and to increase the Revolving Loan Commitments and make Revolving Loans to the Borrower and to purchase risk participations in Letters of Credit issued by the Issuing Bank (all as hereinafter defined); and

          C. The proceeds of such Revolving Loans will be used for general corporate purposes of the Borrower;


          NOW, THEREFORE, the parties hereto agree as follows:


                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1.   Defined Terms.  The following terms
                         -------------
(whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Absolute Rate Auction" means a solicitation of Money
           ---------------------
Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.8.
   -----------
          "Affiliate" of any Person means any other Person which,
           ---------
directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agent" means BofA in its capacity as administrative
           -----
agent, syndication agent and money market loan agent for the Lenders hereunder, and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to
Section 10.4.
------------
          "Agent-Related Persons" means BofA and any successor
           ---------------------
agent arising under Section 10.4 and any successor Issuing Bank
                    ------------
hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agreed Alternative Currency" shall mean the
           ---------------------------
eurocurrencies listed on Schedule 2.9, as amended from time to time, pursuant to the procedures specified in Section 2.9.
                                              -----------
          "Agreement" means, on any date, this Second Amended and
           ---------
Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

          "Alternate Base Rate" means, on any date and with
           -------------------
respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

                (a) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco California, as its "reference rate." The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate, or

               (b)  the Federal Funds Rate most recently
          determined by the Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

          "Applicable Currency" means, as to any particular
           -------------------
payment or Loan or L/C Obligation, Dollars or the Offshore
Currency in which it is denominated or is payable, and, if no Applicable Currency is specified, shall mean Dollars.

          "Applicable Margin" means the following basis points
           -----------------
per annum depending on the level indicated:

Pricing Level               1       2        3       4        5

Libo Margin               17.50   18.50    24.00   30.00    42.50

Base Rate Margin           0.00    0.00     0.0     0.00     0.00

Facility Fee               7.50    9.00    11.00   15.00    20.00

Financial L/C Fee         17.50   18.50    24.00   30.00    42.50

Performance L/C Fee        5.00    4.75     6.50    7.50    11.25

               "Level 1":  The Applicable Margin shall be
                -------
          determined at Level 1 so long as the Borrower's Debt
          Rating is A3 or better by Moody's and A- or better by S&P.

               "Level 2":  The Applicable Margin shall be
                -------
          determined at Level 2 so long as the Borrower's Debt
          Rating is Baa1 by Moody's or BBB+ by S&P.

               "Level 3":  The Applicable Margin shall be
                -------
          determined at Level 3 so long as the Borrower's Debt
          Rating is Baa2 by Moody's or BBB by S&P.

               "Level 4":  The Applicable Margin shall be
                -------
          determined at Level 4 so long as the Borrower's Debt
          Rating is Baa3 by Moody's or BBB- by S&P.

               "Level 5":  The Applicable Margin shall be
                -------
          determined at Level 5 so long as the Borrower's debt rating is lower than Baa3 by Moody's or BBB- by S&P.

          In the event that the Debt Rating established by Moody's is at a different Level than the Debt Rating established by S&P's, the higher Debt Rating shall apply and the Level associated with such higher rating shall be the Applicable Margin, except that, in the event that the difference is greater than one rating Level, the average of the two Debt Ratings by Moody's and by S&P shall apply to determine the Applicable Margin; provided, however, that both Debt Ratings set
                  --------  -------
          forth in Level 1 must be in effect for Level 1 to apply and if either of the Debt Ratings set forth in Level 5 is in effect, Level 5 applies.

          Changes in the Level for determining the Applicable Margin resulting from a change in rating(s) shall become effective on the day such change in the ratings is announced by the relevant rating agency. In the event that the Borrower does not maintain a Debt Rating with both Moody's and S&P, the Borrower may, with the reasonable consent of Required Lenders, select Duff & Phelps, Fitch Investor Services Inc. or another reputable rating agency to replace Moody's or S&P, and such replacement agency and the Debt Rating established by such agency shall be used thereafter in the calculation of Applicable Margin in the same fashion as the agency which no longer maintains such Debt Rating. From the date which the Debt Rating of Moody's or S&P ceases to be current until the date which is 120 days thereafter, the Applicable Margin shall be determined by reference to the Debt Ratings of Moody's and S&P most recently in effect. In the event that such replacement agency has not established a Debt Rating within 120 days after the Debt Rating of Moody's or S&P ceases to be current, then, until such time as such Debt Rating is established, the Applicable Margin shall be determined at one Level lower than the Level otherwise established based on the remaining Debt Rating.

          "Arranger" means BA Securities, Inc.
           --------
          "Augmenting Lender" has the meaning set forth in
           -----------------
Section 2.7(c).

          "Authorized Representative" means, relative to the
           -------------------------
Borrower, those of its officers and employees whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 6.1.1.
                    -------------
          "BBAIRS" has the meaning set forth in Section 3.2.1.
           ------
          "Base Rate Loan" means a Loan bearing interest at a
           --------------
fluctuating rate determined by reference to the Alternate Base
Rate.

          "BofA" is defined in the preamble.
           ----                    --------
          "Borrower" is defined in the preamble.
           --------                    --------
          "Borrowing" means (i) Revolving Loans of the same type
           ---------
and in the same Applicable Currency and, in the case of LIBO Rate Loans having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1, (ii) Revolving Loans made in
                -----------
accordance with Section 5.1.2, and (iii) Money Market Loans of the same type and Interest Period made by one or more Lenders on the same Business Day and pursuant to a Money Market Quote Request in accordance with Section 2.8.
                           -----------
           "Borrowing Request" means a loan request and
            -----------------
certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of Exhibit B-1 hereto, with
                                       -----------
respect to Loans, and means an L/C Application duly executed by an Authorized Representative of the Borrower, substantially in the form of Exhibit B-2 hereto, with respect to Letters of
            -----------
Credit.

          "Business Day" means
           ------------
               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or San
          Francisco, California or Tokyo, Japan; and

               (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans or Money Market
          LIBOR Loans, any day on which dealings in Dollars are carried on in the London interbank market; and

               (c) relative to the making, continuing, prepaying or repaying of, and calculations pertaining to, any Offshore Currency Loan, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder.

          "Capitalized Lease Liabilities" of any Person means all
           -----------------------------
monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash Collateralize" means to pledge and deposit with
           ------------------
or deliver to the Agent, for the ratable benefit of the Agent, the Issuing Bank and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank. The Borrower hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, interest bearing deposit or investment accounts at the Agent, under the sole dominion and control of the Agent, subject to investment instructions from the Borrower, if applicable, and mutually agreeable documentation.

          "Cash Equivalent Investment" means, at any time:
           --------------------------
               (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof; or

               (b)  other investments in securities or bank
          instruments in each case of investment grade and with maturities of less than 366 days; or

               (c) other securities as to which the Borrower has demonstrated, to the satisfaction of the Agent, adequate liquidity through secondary markets or deposit agreements.

          "CERCLIS" means the Comprehensive Environmental
           -------
Response Compensation Liability Information System List.

          "Change in Control" means the failure of Edison
           -----------------
International to own, directly or indirectly, at least 50.1% of the outstanding shares of voting stock of the Borrower (or any successor pursuant to Section 8.2.6(c)) on a fully diluted basis.
                      ----------------
          "Co-Agents" means Bank of Montreal, Credit Lyonnais,
           ---------
New York Branch, The Industrial Bank of Japan, The Long-Term Credit Bank of Japan, NationsBank of Texas, N.A., Societe Generale and Swiss Bank Corporation.

          "Code" means the Internal Revenue Code of 1986, as
           ----
amended, reformed or otherwise modified from time to time.

          "Commitment Termination Event" means
           ----------------------------
               (a)  the occurrence of any Default described in
          clauses (a) through (e) of Section 9.1.9 with respect
          -----------         ---    -------------
          to the Borrower; or

               (b)  the occurrence and continuance of any other
          Event of Default and either

                    (i)  the declaration of the Loans to be due
               and payable pursuant to Section 9.3, or
                                       -----------
                    (ii)  in the absence of such declaration, the
               giving of notice by the Agent pursuant to
               Section 9.3, acting at the direction of the
               -----------
               Required Lenders, to the Borrower that the Commitments have been terminated.

          "Committed Loan" means a Loan made pursuant to Section
           --------------                                -------
2.1.
---
          "Computation Date" has the meaning set forth in Section
           ----------------                               -------
2.9(a).
------
          "Contingent Liability" means any agreement, undertaking
           --------------------
or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; provided, however, that if the maximum amount
                    -----------------
of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability; provided, further, however, that
                               --------  -------
any agreement to limit the maximum amount of such Person's obligation under such Contingent Liability shall not, of and by itself, be deemed to establish the maximum reasonably anticipated amount of such debt, obligation or other liability.

          "Continuation/Conversion Notice" means a notice of
           ------------------------------
continuation or conversion and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of Exhibit C hereto.
        ---------
          "Controlled Group" means all members of a controlled
           ----------------
group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

          "Credit Extension" means and includes (a) any Borrowing
           ----------------
and (b) any Issuance of, or participation in, any Letters of Credit.

          "Debt Rating" means a rating of the Borrower's long-
           -----------
term debt which is not secured or supported by a guarantee, letter of credit or other form of credit enhancement. If Moody's or S&P shall have changed its system of classifications after the date hereof, the Borrower's Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

          "Default" means any Event of Default or any condition,
           -------
occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Dollar" and the sign "$" mean lawful money of the
           ------                -
United States.

          "Dollar Equivalent" means, at any time, (a) as to any
           -----------------
amount denominated in Dollars, the amount thereof at such time, and (b) as to any amount denominated in any other Offshore Currency, the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date, as defined in and provided for in Section
2.9(a).                                             -------
------
          "Domestic Office" means, relative to any Lender, the
           ---------------
office of such Lender designated on Schedule 11.2 or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

          "Edison International" means Edison International, a
           --------------------
California corporation.

          "Effective Date" means the date this Agreement becomes
           --------------
effective pursuant to Section 11.8.
                      ------------
          "Eligible Assignee" means (i) a commercial bank
           -----------------
organized or licensed under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Lender, (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary.

          "Environmental Laws" means all applicable federal,
           ------------------
state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to Hazardous Materials and/or to public health and safety and protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act, as amended.

          "ERISA" means the Employee Retirement Income Security
           -----
Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

          "Event of Default" is defined in Section 9.1.
           ----------------                -----------
          "Federal Funds Rate" means, for any period, a
           ------------------
fluctuating interest rate per annum equal for each day during such period to

               (a)  the weighted average of the rates on
          overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
          Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from not less than three of the Co-Agents (or if quotations are unavailable from any of them, up to three federal funds brokers of recognized standing selected by the Agent).

          "Financial Letter of Credit" means a standby or direct
           --------------------------
pay Letter of Credit supporting indebtedness owing to third parties, which may include workers' compensation requirements.

          "Fiscal Quarter" means any quarter of a Fiscal Year.
           --------------
          "Fiscal Year" means any period of twelve consecutive
           -----------
calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the
                                                       ----
"1988 Fiscal Year") refer to the Fiscal Year ending on December 31 occurring during such calendar year.

          "F.R.S. Board" means the Board of Governors of the
           ------------
Federal Reserve System or any successor thereto.

          "FX Trading Office" means the Foreign Exchange Trading
           -----------------
Center #5193, San Francisco, California, of BofA, or such other of BofA's offices as BofA may designate from time to time.

          "GAAP" is defined in Section 1.4.
           ----                -----------
          "Government Approval" is defined in Section 7.3.
           -------------------                -----------
          "Hazardous Material" means
           ------------------
                (a) any "hazardous substance", as defined by any Environmental Law;

               (b) any "hazardous waste", as defined by any Environmental Law;

               (c)  any petroleum product; or

               (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          "herein", "hereof", "hereto", "hereunder" and similar
           ------    ------    ------    ---------
terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

          "including" means including without limiting the
           ---------
generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not
                                      ------- -------
be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          "Indebtedness" of any Person means, without
           ------------
duplication:

               (a)  all indebtedness for borrowed money;

               (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument;

               (c) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent
          Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

               (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

               (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

               (f)  all Capitalized Lease Liabilities;

               (g) all net obligations with respect to sales of foreign exchange options;

               (h)  all indebtedness referred to in
          paragraphs (a) through (g) above secured by (or for
          --------------------------
          which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and, without duplication,

               (i)  all Contingent Liabilities.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Interest Period" means,
           ---------------
               (a) relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                             -----------    ---
          and shall end on (but exclude) the day which
          numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3
          or 2.4; provided, however, that:          -----------
             ---  --------  -------
                    (i)  the Borrower shall not be permitted to
               select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates or such other larger number of dates and on such terms as may be agreed to by the Borrower and the Agent;

                    (ii)  Interest Periods commencing on the same
               date for Loans comprising part of the same
               Borrowing shall be of the same duration;

                    (iii)  if such Interest Period would
               otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                    (iv)  no Interest Period may end later than
               the date set forth in clause (a) of the definition
                                     ----------
               of "Revolving Loan Commitment Termination Date".
                   ------------------------------------------
               (b)  with respect to each Money Market LIBOR Loan
          Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than seven (7) days or more than six months) as the Borrower may elect in accordance with
          Section 2.8; provided that:
          -----------  --------
                    (i)  any Interest Period which would
               otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and

                    (ii)  any Interest Period which would
               otherwise end after the date set forth in clause (a) of the definition of "Revolving Loan Commitment Termination Date" shall end on the date set forth in clause (a) of the definition of "Revolving Loan Commitment Termination Date."

               (c) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than seven (7) days or more than six months) as the Borrower may elect in accordance with Section 2.8; provided that:
                          -----------  --------
                    (i)  any Interest Period which would
               otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

                    (ii)  any Interest Period which would
               otherwise end after the date set forth in clause (a) of the definition of "Revolving Loan Commitment Termination Date" shall end on the date set forth in clause (a) of the definition of "Revolving Loan Commitment Termination Date."

          "Investment" means, relative to any Person,
           ----------
               (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

               (b)  any Contingent Liability of such Person; and

               (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

          "Invitation for Money Market Quotes" is defined in
           ----------------------------------
Section 2.8.
-----------
          "Issuance Date" has the meaning specified in Section
           -------------                               -------
5.1(a).
------
          "Issue" means, with respect to any Letter of Credit, to
           -----
issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued,"
                                                 ------
"Issuing" and "Issuance" have corresponding meanings.
 -------       --------
          "Issuing Bank" means BofA in its capacity as issuer of
           ------------
one or more Letters of Credit hereunder, together with any additional or successor letter of credit issuer appointed pursuant to Section 5.6 hereof.

          "L/C Advance" means each Lender's participation in any
           -----------
L/C Borrowing in accordance with its Percentage.

          "L/C Application" means an application form for
           ---------------
issuances of Financial Letters of Credit or Performance Letters of Credit or for amendment thereof as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request, in the form of Exhibit B-2.

          "L/C Borrowing" means an extension of credit resulting
           -------------
from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under Section 5.1.2(c).
                                   ----------------
          "L/C Commitment" means the commitment of the Issuing
           --------------
Bank to Issue, and the commitment of the Lenders severally to participate in Letters of Credit from time to time Issued or outstanding under Article V; provided that the L/C Commitment is
                  ---------  --------
a part of the Revolving Loan Commitments, rather than a separate, independent commitment.

          "L/C Obligations" means at any time the sum of (a) the
           ---------------
aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C
Borrowings.

          "L/C Related Documents" means the Letters of Credit,
           ---------------------
the L/C Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

          "Letters of Credit" means any Financial Letters of
           -----------------
Credit or Performance Letters of Credit Issued by the Issuing
Bank pursuant to Article V.

          "Lender Assignment Agreement" means a Lender Assignment
           ---------------------------
Agreement substantially in the form of Exhibit D hereto.
                                       ---------
          "Lenders" is defined in the preamble.
           -------                    --------
          "LIBO Rate" is defined in Section 3.2.1.
           ---------                -------------
          "LIBO Rate Loan" means a Loan bearing interest, at all
           --------------
times during an Interest Period applicable to such Loan in the Applicable Currency, at a fixed rate of interest determined by reference to the LIBO Rate.

          "LIBOR Auction" means a solicitation of Money Market
           -------------
Quotes setting forth Money Market Margins based on the LIBO Rate pursuant to Section 2.8.
            -----------
          "LIBOR Office" means, relative to any Lender, the
           ------------
office of such Lender designated as such on Schedule 11.2 or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent pursuant to
Section 4.4, whether or not outside the United States, which
-----------
shall be making or maintaining LIBO Rate Loans and Money Market LIBOR Loans of such Lender hereunder.

          "LIBO Rate (Reserve Adjusted)" means, relative to any
           ----------------------------
Loan to be made as a Money Market LIBOR Loan or to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) determined pursuant to the following formula:

          LIBO Rate      =            LIBO Rate
                              -----------------------------
     (Reserve Adjusted)      1.00 - LIBOR Reserve Percentage

          The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans and Money Market LIBOR Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent, two Business Days before the first day of such Interest Period.

          "LIBOR Reserve Percentage" means, relative to any
           ------------------------
Interest Period for LIBO Rate Loans and Money Market LIBOR Loans, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

          "Lien" means any security interest, mortgage, pledge,
           ----
hypothecation, assignment, deposit arrangement, encumbrance, lien
(statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

          "Loan" means, as the context may require, either a
           ----
Revolving Loan, an L/C Borrowing or a Money Market Loan of any type.

          "Loan Document" means this Agreement, the Notes, the
           -------------
L/C Related Documents and the other agreements, documents and instruments delivered in connection with this Agreement and the Notes including, without limitation, the fee letter referred to in Section 3.3.2; each Borrowing Request; each
   -------------
Continuation/Conversion Notice; each Money Market Quote Request; each Invitation for Money Market Quotes; and each Notice of Money Market Borrowing.

          "Material Adverse Effect" means a material adverse
           -----------------------
change in, or material adverse effect on the financial condition, operations, assets, business or properties of the Borrower which would reasonably be expected to affect the Borrower's ability to perform the Obligations.

          "Money Market Absolute Rate" is defined in Section
           --------------------------                -------
2.8(d)(ii)(D).
-------------
          "Money Market Absolute Rate Loan" means a loan to be
           -------------------------------
made by a Lender pursuant to an Absolute Rate Auction.

          "Money Market LIBOR Loan" means a loan to be made by a
           -----------------------
Lender pursuant to a LIBOR Auction.

          "Money Market Loan" means a Money Market LIBOR Loan or
           -----------------
a Money Market Absolute Rate Loan.

          "Money Market Margin" is defined in Section
           -------------------                -------
2.8(d)(ii)(C).
-------------
          "Money Market Note" means a promissory note of the
           -----------------
Borrower payable to any Lender, in the form of Exhibit A-2 hereto
                                               -----------
(as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Money Market Loans, and also means all other promissory notes accepted from time to time in substitution or renewal thereof.

          "Money Market Quote" means an offer by a Lender to make
           ------------------
a Money Market Loan in accordance with Section 2.8.
                                       -----------
          "Money Market Quote Request" means a request by the
           --------------------------
Borrower to the Agent to conduct an Absolute Rate Auction or a LIBOR Auction pursuant to Section 2.8.
                          -----------
          "Moody's" means Moody's Investors Service, Inc.
           -------
          "Net Tangible Assets" means, as of the date of any
           -------------------
determination thereof, the total amount of all assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), less the sum of (a) the consolidated
                          ----
current liabilities of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and
(b) assets properly classified as "intangible assets" in accordance with GAAP.

          "Non-Recourse Debt" means Indebtedness which the
           -----------------
Borrower is not directly or indirectly obligated to repay.

          "Non-Recourse Persons" means the Affiliates of the
           --------------------
Borrower, including The Mission Group, Edison International and Southern California Edison Company, and the officers, directors, employees, shareholders, agents, Authorized Representatives and other controlling persons of the Borrower or any of its Affiliates, provided that in no event shall the Borrower be
            --------
deemed to be a Non-Recourse Person.

          "Note" means, as the context may require, a Revolving
           ----
Note or a Money Market Note.

          "Notice of Money Market Borrowing" is defined in
           --------------------------------
Section 2.8(f).
--------------
          "Obligations" means all obligations (monetary or
           -----------
otherwise) of the Borrower arising under or in connection with this Agreement, the Notes and each other Loan Document.

          "Offshore Currency" means at any time Australian
           -----------------
dollars, Belgian francs, Canadian dollars, Dutch guilders, English pounds sterling, French francs, Italian lira, Deutsche marks, Japanese yen, Swiss francs, United States dollars, Spanish pesetas and any Agreed Alternative Currency.

          "Offshore Currency Loan" means any LIBO Rate Loan
           ----------------------
denominated in an Offshore Currency.

          "Organic Document" means, relative to the Borrower, its
           ----------------
certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

          "Participant" is defined in Section 11.11.2.
           -----------                ---------------
          "Partnership" means a general partnership, limited
           -----------
partnership, joint venture or similar entity in which the Borrower or a Subsidiary is a partner, joint venturer or equity participant.

           "PBGC" means the Pension Benefit Guaranty Corporation
            ----
and any entity succeeding to any or all of its functions under ERISA.

          "Pension Plan" means a "pension plan", as such term is
           ------------
defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Percentage" means, relative to any Lender, the
           ----------
percentage set forth on Schedule 2.1 opposite its name or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.
                          -------------
          "Performance Letter of Credit" means a standby Letter
           ----------------------------
of Credit used directly or indirectly to cover bid, performance, advance and retention obligations, including, without limitation, Letters of Credit issued in favor of sureties who in connection therewith cover bid, performance and retention obligations.

          "Person" means any natural person, corporation,
           ------
partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Quarterly Payment Date" means the last day of each
           ----------------------
March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

          "Required Lenders" means, at any time, Lenders holding
           ----------------
at least 66-2/3% of the then aggregate outstanding principal amount of the Notes (excluding Money Market Notes) then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Revolving Loan Commitment Amount.

          "Revolving Loan" means Loans made by the Lenders to the
           --------------
Borrower pursuant to Section 2.1, and includes Base Rate Loans
                     -----------
and LIBO Rate Loans.

          "Revolving Loan Commitment" means, relative to any
           -------------------------
Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1.1 and to purchase risk participations in Letters
   -------------
of Credit Issued by the Issuing Bank pursuant to Section 5.1.2.
                                                 -------------
          "Revolving Loan Commitment Amount" means, on any date,
           --------------------------------
$500,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or increased from time to time pursuant
            -----------
to Section 2.7.
   -----------
          "Revolving Loan Commitment Termination Date" means the
           ------------------------------------------
earliest of

               (a)  October 10, 2001;

               (b)  the date on which the Revolving Loan
          Commitment Amount is terminated in full or reduced to
          zero pursuant to Section 2.2; or
                           -----------
               (c)  the date on which any Commitment Termination
          Event occurs.

Upon the occurrence of any event described in clause (a), (b) or
                                              ----------- ---
(c), the Revolving Loan Commitments shall terminate automatically
---
and without any further action.

          "Revolving Note" means a promissory note of the
           --------------
Borrower payable to any Lender, in the form of Exhibit A-1 hereto
                                               -----------
(as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "S&P" means Standard & Poor's Rating Group.
           ---
          "Same Day Funds" means (i) with respect to
           --------------
disbursements and payments in Dollars, immediately available funds, and (ii) with respect to disbursements and payments in any other Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

          "Spot Rate" for a currency means the rate quoted by
           ---------
BofA as the spot rate for the purchase by BofA of such currency with another currency through its FX Trading Office at approximately 8:00 a.m. (San Francisco time) on the date as of which the foreign exchange computation is made.

          "Subordinated Debt" means all unsecured Indebtedness of
           -----------------
the Borrower for money borrowed which is subordinated, upon terms (including the terms applicable to the payment, prepayment, redemption, purchase or defeasance thereof) satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

          "Subsidiary" means, with respect to any Person, any
           ----------
corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Tangible Net Worth" means the net worth of the
           ------------------
Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

          "Taxes" is defined in Section 4.7.
           -----                -----------
          "type" means, relative to any Revolving Loan, the
           ----
portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan or, relative to any Money Market Loan, its status as a Money Market Absolute Rate Loan or a Money Market LIBOR Loan.

           "UCP" has the meaning specified in Section 5.5.
            ---                               -----------
          "United States" or "U.S." means the United States of
           -------------      ----
America, its fifty States and the District of Columbia.

          "Welfare Plan" means a "welfare plan", as such term is
           ------------
defined in Section 3(l) of ERISA.

          SECTION 1.2.   Use of Defined Terms.  Unless otherwise
                         --------------------
defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/ Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3.   Cross-References.  Unless otherwise
                         ----------------
specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          SECTION 1.4.   Accounting and Financial Determinations.
                         ---------------------------------------
Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial
                 -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States ("GAAP")
                                                       ----
applied in the preparation of the financial statements referred to in Section 7.5, except that quarterly financial statements are
      -----------
not required to contain footnotes.


                           ARTICLE II

    REVOLVING LOAN COMMITMENT, BORROWING PROCEDURES AND NOTES

          SECTION 2.1.   Revolving Loan Commitment.  On the terms
                         -------------------------
and subject to the conditions of this Agreement (including
Article VI), each Lender severally agrees to make Revolving Loans
----------
pursuant to the Revolving Loan Commitment described in this
Section 2.1.
-----------
          SECTION 2.1.1. Revolving Loan Commitment.  From time to
                         -------------------------
time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, each Lender will make Revolving Loans (relative to such Lender, its "Revolving Loans") to the
                                     ---------------
Borrower equal to such Lender's Percentage of the aggregate Dollar Equivalent amount of the Borrowing of Revolving Loans requested or deemed to be requested by the Borrower to be made on such day, including, without limitation, pursuant to Section 5.1.2(b). The commitment of each Lender described in this
Section 2.1.1 is herein referred to as its "Revolving Loan
-------------                               --------------
Commitment".  On the terms and subject to the conditions hereof,
----------
the Borrower may from time to time borrow, prepay, in whole or in part, and reborrow Revolving Loans.

          SECTION 2.1.2. Lenders Not Required To Make Loans.  No
                         ----------------------------------
Lender shall be required to make

               (a) any Revolving Loan if, after giving effect thereto,
                    (i)  the aggregate outstanding principal
               Dollar Equivalent amount of all Revolving Loans, all L/C Obligations and all Money Market Loans of all Lenders would exceed the Revolving Loan Commitment Amount, or

                    (ii)  the aggregate outstanding principal
               Dollar Equivalent amount of all Revolving Loans and of all L/C Obligations of such Lender would exceed such Lender's Percentage of the Revolving Loan Commitment Amount; or

               (b) any Money Market Loan if, after giving effect thereto, the aggregate outstanding principal Dollar Equivalent amount of all Revolving Loans and all Money Market Loans and L/C Obligations of all Lenders would exceed the Revolving Loan Commitment Amount.

          SECTION 2.2.   Reduction of Revolving Loan Commitment
                         --------------------------------------
Amount.  The Borrower may, from time to time on any Business Day
------
occurring after the Effective Date, voluntarily reduce the Revolving Loan Commitment Amount without premium or penalty (subject, however, to Section 4.5); provided, however, that all
                      -----------   --------  -------
such reductions shall require at least three Business Days' prior notice to the Agent and be permanent, and any partial reduction of the Revolving Loan Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 and, provided, further, that the Revolving Loan Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Revolving Loans, Money Market Loans, and L/C Obligations.

          SECTION 2.3.   Borrowing Procedure.  By delivering a
                         -------------------
Borrowing Request to the Agent on or before 10:00 a.m., San Francisco time (as to Base Rate Loans) or 11:00 a.m., San Francisco time (as to LIBO Rate Loans), on a Business Day, and subject to Schedule 2.9 with respect to Agreed Alternative Currencies, the Borrower may from time to time irrevocably request, (i) on not less than five Business Days' notice in the case of LIBO Rate Loans denominated in an Offshore Currency other than Dollars, (ii) on not less than three Business Days' notice in the case of Dollar LIBO Rate Loans, and (iii) on the same Business Day in the case of Base Rate Loans denominated in Dollars, that a Borrowing of Revolving Loans in the Applicable Currency be made in a minimum Dollar Equivalent amount of $10,000,000 and an integral multiple of $1,000,000, or in the unused amount of the Revolving Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the same type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (San Francisco time) on the Business Day such Revolving Loans are to be made, each Lender shall deposit with the Agent Same Day Funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

          SECTION 2.4.   Continuation and Conversion Elections.
                         -------------------------------------
By delivering a Continuation/Conversion Notice to the Agent on or before 10:00 a.m., San Francisco time (as to Base Rate Loans) or 11:00 a.m., San Francisco time (as to LIBO Rate Loans), on a Business Day, and subject to Schedule 2.9 with respect to Agreed Alternative Currencies, the Borrower may from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000, of any Loans be (i) on not less than five Business Days' notice, converted into, or continued as, LIBO Rate Loans denominated in an Offshore Currency other than Dollars, (ii) on not less than three Business Days' notice, converted into, or continued as, Dollar LIBO Rate Loans, or (iii) on the same Business Day, be converted into, or continued as a Base Rate Loan denominated in Dollars. In the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan denominated in Dollars; provided, however, that (i) each
                             --------  -------
such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing. Each delivery of a Continuation/Conversion Notice shall constitute a certification and warranty by the Borrower that on the date of delivery of such notice no Default has occurred and is continuing. If prior to the time of such continuation or conversion any matter certified to by the Borrower by reason of the immediately preceding sentence will not be true and correct at such time if then made, the Borrower will immediately so notify the Agent. Except to the extent, if any, that prior to the time of such continuation or conversion the Agent shall have received written notice to the contrary from the Borrower, such certification and warranty shall be deemed to be made at the date of such continuation or conversion as if then made.

          SECTION 2.5.   Funding.  Each Lender may, if it so
                         -------
elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                 --------
however, that such LIBO Rate Loan shall nonetheless be deemed to
-------
have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3,
                                         ------------  ---  ---
4.4, or 4.5, it shall be conclusively assumed that each Lender
---     ---
elected to fund all LIBO Rate Loans by purchasing Applicable Currency deposits in its LIBOR Office's interbank eurodollar market.

          SECTION 2.6.   Notes.  Each Lender's Revolving Loans
                         -----
shall be evidenced by a Revolving Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Revolving Loan Commitment Amount.
Each Lender's Money Market Loans shall be evidenced by a Money Market Note payable to the order of such Lender in a maximum principal amount equal to an amount to be agreed upon from time to time between the Borrower and each Lender and recorded by the Agent. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the
                                                 ----- ----
date of the outstanding principal of, the Applicable Currency of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be binding on the Borrower absent clear and convincing evidence to the contrary; provided, however, that the failure of any Lender to make any
--------  -------
such notations shall not limit or otherwise affect any Obligations of the Borrower.

          SECTION 2.7.   Increase in Revolving Loan Commitment
                         -------------------------------------
Amount.  (a)  The Borrower may from time to time, by notice to
------
the Agent (which shall promptly deliver a copy to each of the Lenders), request that the Revolving Loan Commitment Amount be increased by an amount that is not less than $50,000,000 and will not result in the Revolving Loan Commitment Amount exceeding $600,000,000. Each such notice shall set forth the requested amount of the increase in the Revolving Loan Commitment Amount and the date on which such increase is to become effective (which shall be not fewer than 30 days after the date the Agent receives such notice (the "Receipt Date")), and shall offer each Lender the opportunity to increase its Revolving Loan Commitment by its Percentage of the requested increase in the Revolving Loan Commitment Amount.

          (b) Each Lender shall, by notice to the Borrower and the Agent given not more than 15 days after the Receipt Date, either agree to increase its Revolving Loan Commitment by all or a portion of the offered amount or decline to increase its Revolving Loan Commitment (and any Lender that does not deliver such a notice within such period of 15 days shall be deemed to have declined to increase its Revolving Loan Commitment).

          (c) In the event that, by the 15th day after Receipt Date, all Lenders have not agreed to increase their Revolving Loan Commitment by their Percentage thereof, the Borrower shall have the right to arrange for one or more banks (any such bank being called an "Augmenting Lender"), which may include any Lender, to extend Revolving Loan Commitments or increase their existing Revolving Loan Commitments in an aggregate amount equal to the unsubscribed amount, provided that each Augmenting Lender, if not already a Lender hereunder, shall be subject to the approval of the Borrower and the Agent (which approval shall not be unreasonably withheld) and shall execute all such documentation as the Agent shall specify to evidence its status as a Lender hereunder; provided, further, that, after giving
                       --------  -------
effect to such increase, no Lender or Augmenting Lender shall hold more than 20% of the Revolving Loan Commitment Amount. If (and only if) Lenders (including Augmenting Lenders) shall have agreed to increase their Commitments or to extend new Commitments in an aggregate amount not less than $50,000,000, shall such increases and such new Commitments become effective on the date specified in subsection (e) below.

          (d)  Any increase in the Revolving Loan Commitment
Amount (or in the Revolving Loan Commitment of any Lender) shall become effective under this Section 2.7 upon satisfaction of the following conditions:

               (i) all conditions set forth in Sections 6.1.1(a) and (b), 6.1.2, 6.2.1 and 6.2.3 shall be satisfied (with all references in such Section to the initial Credit Extension being deemed to be references to such increase) and the Agent shall have received a certificate with respect to Section 6.2.1 to that effect dated such date and executed by an Authorized Representative; and

               (ii) if the Percentages of the Lenders would change because of such increase (by reason of not all Lenders increasing their respective Commitments on a pro rata basis) and any LIBO Rate Loans are outstanding, all LIBO Rate Loans shall have been paid or prepaid effective as of the date the Revolving Loan Commitment Amount is to be increased (and the Borrower shall pay to any Lender, in accordance with Section 4.5, any amounts of the type referred to in Section 4.5 as they relate to any such prepayment).

          (e) Upon satisfaction of all applicable conditions set forth in subsection (d) above, the Revolving Loan Commitment Amount shall be deemed increased, with no further action required on the part of any party, as of the date specified in the Borrower's original notice requesting such increase, or, in the case that subsection (d)(ii) is applicable, on such other date selected, with the consent of the Borrower and all Lenders, so as to minimize or eliminate amounts payable pursuant to Section 4.5. In connection with such increase, the Agent shall distribute a new Schedule 2.1, which shall be deemed to amend and restate the existing Schedule 2.1.

          SECTION 2.8.   Money Market Borrowings.
                         -----------------------
               (a)  Money Market Option.  In addition to
                    -------------------
          requesting that Loans be made pursuant to Section 2.1,
                                                    -----------
          the Borrower may, as set forth in this Section, request the Lenders to make offers to make Money Market Loans in any Offshore Currency to the Borrower. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

               (b)  Money Market Quote Request.  When the
                    --------------------------
          Borrower wishes to request offers to make Money Market Loans under this Section, it shall notify the Agent by telephone, and transmit to the Agent promptly by facsimile transmission, a Money Market Quote Request substantially in the form of Exhibit G hereto so as to
                                       ---------
          be received no later than 11:00 a.m. (San Francisco time) on or before (x) the fifth Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                    (i)  the proposed day of Borrowing, which
               shall be a Business Day,

                    (ii)  the aggregate amount of such Borrowing,
               which shall be $10,000,000 or a larger multiple of $1,000,000 and the Offshore Currency of such Borrowing,

                    (iii)  the duration of the Interest Period
               applicable thereto, subject to the provisions of the definition of Interest Period, and

                    (iv)  whether the Money Market Quotes
               requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

          The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Business Days of any other Money Market Quote Request.

               (c)  Invitation for Money Market Quotes.  Promptly
                    ----------------------------------
          upon receipt of a Money Market Quote Request, the Agent shall send to the Lenders by facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit H hereto, which shall constitute an
                  ---------
          invitation by the Borrower to each Lender to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

               (d)  Submission and Contents of Money Market
                    ---------------------------------------
          Quotes.
          ------
                    (i)  Each Lender may submit a Money Market
               Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection
                                                    ----------
               (d) and must be submitted to the Agent by
               ---
               facsimile transmission at its offices specified in or pursuant to Section 11.2 not later than (x)
                              ------------
               noon (San Francisco time) on the fourth Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 7:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided
                                                      --------
               that Money Market Quotes submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 15 minutes prior to the deadline for the other Lenders, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Rate Auction. Subject to Articles VI and IX, any Money Market Quote so made
               -----------     --
               shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                    (ii)  Each Money Market Quote shall be in
               substantially the form of Exhibit I hereto and
                                         ---------
               shall in any case specify:

                         (A)  the proposed date of Borrowing,

                         (B)  the principal amount and Offshore
                    Currency of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than, equal to or less than the Commitment of the quoting Lender, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Lender may be accepted,

                         (C)  in the case of a LIBOR Auction, the
                    margin above or below the applicable LIBO
                    Rate (Reserve Adjusted) (the "Money Market
                                                  ------------
                    Margin") offered for each such Money Market
                    ------
                    Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                         (D)  in the case of an Absolute Rate
                    Auction, the rate of interest per annum
                    (specified to the nearest 1/10,000th of 1%)
                    (the "Money Market Absolute Rate") offered
                          --------------------------
                    for each such Money Market Loan, and

                         (E)  the identity of the quoting Lender.

          A Money Market Quote may set forth up to three separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                    (iii)  Any Money Market Quote shall be
               disregarded if it:

                         (A)  is not substantially in conformity
                    with Exhibit I hereto or does not specify all
                         ---------
                    of the information required by Section
                                                   -------
                    2.8(d)(ii);
                    ----------
                         (B)  contains qualifying, conditional or
                    similar language;

                         (C)  proposes terms other than or in
                    addition to those set forth in the applicable
                    Invitation for Money Market Quotes; or

                         (D)  arrives after the time set forth in
                    Section 2.8(d)(i).
                    -----------------
               (e)  Notice to Borrower.  The Agent shall promptly
                    ------------------
          notify the Borrower of the terms (x) of any Money Market Quote submitted by a Lender that is in accordance with subsection (d) and (y) of any Money
                          --------------
          Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins, or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

               (f)  Acceptance and Notice by Borrower.  Not later
                    ---------------------------------
          than (x) 11:00 a.m. (San Francisco time) on the third Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 8:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to Section 2.8(e).  In the case of
                            --------------
          acceptance, such notice (a "Notice of Money Market
                                      ----------------------
          Borrowing") shall be in substantially the form of
          ---------
          Exhibit J hereto and shall specify the aggregate
          ---------
          principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                                            --------
                    (i)  the aggregate principal amount of each
               Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

                    (ii)  the principal amount of each Money
               Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000,

                    (iii)  acceptance of offers may only be made
               on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

                    (iv)  the Borrower may not accept any offer
               that is described in Section 2.8(d)(iii) or that
                                    -------------------
               otherwise fails to comply with the requirements of this Agreement.

               (g)  Allocation by Agent.  If offers are made by
                    -------------------
          two or more Lenders with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

               (h) Money Market Loans shall reduce availability under the Revolving Loan Commitment Amount by the amount of such Loans during the period which they are outstanding; provided, however, that the making of a
                       --------  -------
          Money Market Loan by a Lender shall not reduce such Lender's Revolving Loan Commitment.

          SECTION 2.9.   Utilization of Revolving Commitments in
Offshore Currencies.     ---------------------------------------
-------------------
               (a)  The Agent will determine the Dollar
Equivalent amount with respect to any (i) Borrowing comprised of Offshore Currency Loans as of the date of the requested Borrowing, (ii) outstanding Offshore Currency Loans as of the last Business Day of each month, (iii) outstanding Offshore Currency Loans as of any date they are to be redenominated as set forth in this Section 2.9 or Section 4.1, (iv) Issuances of
              -----------    -----------
Letters of Credit in Offshore Currencies as of the requested Issuance Date, (v) unreimbursed drawing on the date that it is converted to a Revolving Loan pursuant to Section 5.1.2(b), and
(vi) outstanding L/C Obligations as of the last Business Day of each month (each such date a "Computation Date").
                              ----------------
               (b) The Borrower shall be entitled to request that Revolving Loans hereunder also be permitted to be made in any other lawful currency constituting a eurocurrency, in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that, in the opinion of all Lenders, is at such time, freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "Agreed Alternative Currency"). The
                              ---------------------------
Borrower may deliver to the Agent from time to time a request for
designation of Agreed Alternative Currencies.   Upon receipt of
any such request, the Agent will promptly notify the Lenders thereof, and each Lender will use its best efforts to respond to such request within ten Business Days of receipt thereof. Each Lender may reject or accept such request in its sole discretion, and may specify any restrictions which may apply thereto, including, without limitation, the duration of the period, if any, for which the Borrower shall be entitled to request that Revolving Loans be made in such eurocurrency. The Agent will promptly notify the Borrower of the acceptance or rejection of any such request, and, if accepted by all of the Lenders, will circulate to each party to this Credit Agreement a revised
Schedule 2.9, setting forth the Agreed Alternative Currency, the requirements for the submission of Notices of Borrowing and Notices of Conversion/Continuation, if different from the provisions of Section 2.3 or 2.4, and any other restrictions, if any.

               (c)  Notwithstanding anything herein to the
contrary, during the existence of a Default or an Event of Default, upon the request of the Required Lenders, all or any part of any outstanding Offshore Currency Loans shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans. The Agent will promptly notify the Borrower of any such redenomination and conversion request.

          SECTION 2.10.  Currency Exchange Fluctuations.  Subject
                         ------------------------------
to Section 4.5, if on any Computation Date the Agent shall have
   -----------
determined that the aggregate Dollar Equivalent principal amount of all Loans and all L/C Obligations then outstanding exceeds the Revolving Loan Commitment Amount, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then
                                                           ----
the Agent shall give notice to the Borrower that a prepayment is required under this Section 2.10, and the Borrower agrees
                    ------------
thereupon promptly to make prepayments of Loans or Cash Collateralize L/C Obligations such that, after giving effect to such prepayment or Cash Collateralization, the aggregate Dollar Equivalent amount of all Loans and L/C Obligations does not exceed the Revolving Loan Commitment Amount.

          SECTION 2.11.  Judgment Currency.  If for the purposes
                         -----------------
of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in any Applicable Currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Applicable Currency with such other currency at the Agent's lending office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Agent hereunder or under any Note shall, notwithstanding any judgment in currency other than the Applicable Currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the Applicable Currency with such other currency. If the amount of the Applicable Currency so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the Applicable Currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent, as the case may be, against such loss and if the amount of the Applicable Currency so purchased exceeds (a) the sum originally due to any Lender or the Agent, as the case may be, in the Applicable Currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender, such Lender or the Agent, as the case may be, agrees to remit such excess to the Borrower.


                           ARTICLE III

           REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

          SECTION 3.1.   Repayments and Prepayments.  The
                         --------------------------
Borrower shall repay in full the unpaid principal amount of each Loan in the Applicable Currency on the Revolving Loan Commitment
Termination Date.

          SECTION 3.1.1. Payment Terms.  Prior to the Revolving
                         -------------
Loan Commitment Termination Date, the Borrower

               (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, without premium or penalty, of the outstanding principal amount of any Revolving Loans in the Applicable Currency; provided, however, that
                               --------  -------
                    (i)  any such prepayment shall be made pro
                                                           ---
               rata among Loans of the same type and, if
               ----
               applicable, having the same Interest Period of all Lenders;

                    (ii)  any such prepayment of any LIBO Rate
               Loan made on any day other than the last day of the Interest Period for such Loan shall be subject to the provisions of Section 4.5;
                                    -----------
                    (iii)  all such voluntary prepayments of
               Revolving Loans shall require at least three but no more than seven Business Days' prior written notice to the Agent; and

                    (iv)  all such voluntary partial prepayments
               of Revolving Loans shall be in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000.

               (b) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, make a mandatory prepayment of all Revolving Loans and/or Cash Collateralize the Letters of Credit, equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans, all L/C Obligations and all Money Market Loans over the Revolving Loan Commitment Amount as so reduced;

               (c) shall, on each date when a prepayment is required pursuant to Section 2.10, make a mandatory prepayment of Loans, and/or Cash Collateralize the Letters of Credit, in an amount equal to the excess of the aggregate outstanding principal amount of all Revolving Loans, all L/C Obligations and all Money Market Loans over the Revolving Loan Commitment Amount; and

               (d)  shall, immediately upon any acceleration of
          any Loans pursuant to Section 9.2 or Section 9.3, repay
                                -----------    -----------
          all Loans, and Cash Collateralize all Letters of
          Credit, unless, pursuant to Section 9.3, only a portion
                                      -----------
          of all Loans is so accelerated.

Each prepayment of any Loans made pursuant to this Section 3.1.1
                                                   -------------
shall be without premium or penalty, except as may be required by
Section 4.5.  No voluntary prepayment of principal of any
-----------
Revolving Loans shall cause a reduction in the Revolving Loan Commitment Amount. Money Market Loans may not be voluntarily prepaid under any circumstances.

          SECTION 3.2.   Interest Provisions.  Interest on the
                         -------------------
outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                        -----------
          SECTION 3.2.1. Rates.  Pursuant to an appropriately
                         -----
delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

               (a) on that portion maintained from time to time as a Base Rate Loan, equal to the Alternate Base Rate from time to time in effect;

               (b)  on that portion maintained as a LIBO Rate
          Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest
          Period plus the Applicable Margin; and

               (c) on that portion maintained as a Money Market Loan, during each Interest Period applicable thereto, equal to (i) in the case of a Money Market Absolute Rate Loan, the Money Market Absolute Rate, or (ii) in the case of a Money Market LIBOR Loan, the sum of the LIBO Rate plus the Money Market Margin.

          "LIBO Rate" means, for each Interest Period for each
           ---------
LIBO Rate Loan and Money Market LIBOR Loan in the Applicable Currency, and subject to Schedule 2.9 with respect to Agreed Alternative Currencies, the interest rate per annum (rounded, if necessary, to the nearest whole multiple of 1/100 of 1%) determined by the Agent as of 11:00 A.M. (London time) on such Business Day, with respect to Loans denominated in pounds Sterling, or two Business Days with respect to Loans denominated in any other Applicable Currency, before the first day of such Interest Period quoted as the British Bankers' Association Interest Settlement Rate ("BBAIRS") for such date, provided that
                                                   --------
if quotations are not given by BBAIRS for periods comparable to such Interest Period, the LIBO Rate shall be the interest rate per annum at which Applicable Currency deposits in immediately available funds are offered to the Agent in the London interbank market at approximately 11:00 A.M. (London time) on such Business Day, with respect to Loans denominated in pounds Sterling, or two Business Days with respect to Loans denominated in any other Applicable Currency, before the first day of such Interest Period, for a period comparable to such Interest Period, and in an amount substantially equal to the amount of the proposed LIBO Rate Loan or Money Market LIBOR Loan. Notwithstanding any other provision hereof, at such time as there shall exist for any Lender a LIBOR Reserve Percentage which is greater than zero, the LIBO Rate used in the determination of LIBO Rate Loans and Money Market LIBOR Loans made by such Lender shall be the LIBO Rate (Reserve Adjusted).

          All LIBO Rate Loans and Money Market LIBOR Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan and Money Market LIBOR Loan.

          SECTION 3.2.2. Post-Maturity Rates.  After the date any
                         -------------------
principal amount of any Loan is due and payable (whether on the Revolving Loan Commitment Termination Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 1% until such amount is paid in full.

          SECTION 3.2.3. Payment Dates.  Interest accrued on each
                         -------------
Loan shall be payable in the Applicable Currency of the respective Loan, without duplication:

               (a)  on the Revolving Loan Commitment Termination
          Date;

               (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan
          (other than a Base Rate Loan);

               (c) on the date of any payment of principal on any Money Market Loan;

               (d) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

               (e) with respect to LIBO Rate Loans and Money Market LIBOR Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the day three months after such Loan is made or continued); and

               (f)  on that portion of any Loans which is
          accelerated pursuant to Section 9.2 or Section 9.3,
                                  -----------    -----------
          immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Revolving Loan Commitment Termination Date, upon acceleration or otherwise) shall be payable upon demand.

          SECTION 3.2.4. Interest Rate Determination.  The Agent
                         ---------------------------
shall determine the interest rate applicable to Revolving Loans and shall give prompt notice to the Borrower and the Lenders of such determination, and its determination thereof shall be conclusive in the absence of manifest error.

          SECTION 3.3.   Fees.  The Borrower agrees to pay the
                         ----
fees set forth in this Section 3.3.
                       -----------
          SECTION 3.3.1. Facility Fee.  The Borrower agrees to
                         ------------
pay to the Agent, for the ratable account of each Lender, a facility fee at the rate per annum based on the Borrower's Debt Rating determined as provided in the definition of "Applicable Margin" on the Revolving Loan Commitment Amount. Such fee shall be payable pro rata for the period since either the Effective Date or the last Quarterly Payment Date, whichever is applicable, by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Revolving Loan Commitment Termination Date.

          SECTION 3.3.2. Agent's Fee.  To the Agent and the
                         -----------
Arranger for their own accounts, the fees, as agreed to in the letter dated September 12, 1996 between the Agent, the Arranger and the Borrower.


                           ARTICLE IV

             CERTAIN LIBO RATE AND OTHER PROVISIONS

          SECTION 4.1.   LIBO Rate Lending Unlawful.  If any
                         --------------------------
Lender shall reasonably determine (which determination shall, upon notice thereof to the Borrower and the Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other governmental authority or comparable agency asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, unless replaced by Money Market Absolute Rate Loans, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion. In the case of Offshore Currency Loans, the Borrowing shall be in an aggregate amount equal to the Dollar Equivalent amount of the Offshore Currency Loan, and shall be redenominated and converted into Revolving Loans in Dollars as of the last day of the related Interest Period for such Offshore Currency Loan, subject to the provisions of Section 2.4 hereof.

          SECTION 4.2.   Inability to Determine Rates or Make or
                         ---------------------------------------
Continue Offshore Currency Loans.
--------------------------------
               (a) If the Agent shall have determined that by reason of circumstances affecting the Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans of such type in an Offshore Currency, then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under
Section 2.3 and Section 2.4 to make or continue any Loans as, or
-----------     -----------
to convert any Loans into, LIBO Rate Loans in such Offshore Currency shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

               (b) If any Lender shall reasonably determine that by reason of circumstances affecting such Lender's relevant market, that such Lender cannot make, continue or convert Revolving Loans in any Offshore Currency, it shall promptly, but not more than one Business Day after receipt of a Notice of Borrowing or Continuation/Conversion, notify the Agent thereof, whereupon, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 or
                                              -----------
Section 2.4 to make, continue or convert any Loans in such
-----------
Offshore Currency shall forthwith be suspended until the Agent shall have received notice from such Lender, and notified the Borrower and the Lenders, that the circumstances causing such suspension no longer exist.

          SECTION 4.3.   Increased LIBO Rate Loan and Offshore
                         -------------------------------------
Currency Loan Costs.  If after the date hereof, the adoption of
-------------------
any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall increase the cost to such Lender of, or result in any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans or Offshore Currency Loans, then the Borrower agrees to pay to the Agent for the account of each Lender the amount of any such increase or reduction. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within ten Business Days of its receipt of such notice, and such notice shall be binding on the Borrower absent clear and convincing evidence to the contrary.

          SECTION 4.4.   Obligation to Mitigate.  Each Lender
                         ----------------------
agrees that as promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to Section 4.1, 4.3 or 4.6, and in any event if so
            -----------------------
requested by the Borrower, each Lender shall use reasonable efforts to make, fund or maintain its affected Loans through another lending office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the reasonable opinion of such Lender, the making, funding or maintaining of such Loans through such other lending office would not in any material respect be disadvantageous to such Lender, contrary to such Lender's normal banking practices or violate any applicable law or regulation.
No change by a Lender in its Domestic Office or LIBOR Office made for such Lender's convenience shall result in any increased cost to the Borrower. The Borrower shall not be obligated to compensate any Lender for the amount of any additional amount pursuant to Section 4.1, 4.3 or 4.6 accruing prior to the date
            -----------------------
which is 90 days before the date on which such Lender first notifies the Borrower that it intends to claim such compensation; it being understood that the calculation of the actual amounts may not be possible within such period and that such Lender may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Borrower's payment obligation thereunder. If any Lender demands compensation pursuant to Section 4.1, 4.3 or 4.6 with respect to any LIBO Rate
            -----------------------
Loan, the Borrower may, at any time upon at least one Business Day's prior notice to such Lender through the Agent, elect to convert such Loan into a Base Rate Loan. Thereafter, unless and until such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, all such LIBO Rate Loans by such Lender shall bear interest as Base Rate Loans, notwithstanding any prior election by the Borrower to the contrary. If such Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Borrower may elect that the principal amount of each such Loan again bear interest as LIBO Rate Loans in accordance with this Agreement, on the first day of the next succeeding Interest Period applicable to the related LIBO Rate Loans of other Lenders. Additionally, the Borrower may, at its option, upon at least five Business Days' prior notice to such Lender, elect to prepay in full, without premium or penalty, such Lender's affected LIBO Rate Loans. If the Borrower elects to prepay any Loans pursuant to this Section 4.4, the Borrower shall pay within
                       -----------
ten Business Days' after written demand any additional increased costs of such Lender accruing for the period prior to such date of prepayment. If such conversion or prepayment is made on a day other than the last day of the current Interest Period for such affected LIBO Rate Loans, such Lender shall be entitled to make a request for, and the Borrower shall pay, compensation under
Section 4.5.
-----------
          SECTION 4.5.   Funding Losses.  In the event any Lender
                         --------------
shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

               (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section
          3.1 or otherwise;                              -------
          ---
               (b) Borrower's failure to borrow any LIBO Rate Loans or Money Market LIBOR Loans in accordance with the Borrowing Request or Notice of Money Market Borrowing therefor; or

               (c)  any Loans not being continued as, or
          converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be binding on the Borrower absent clear and convincing evidence to the contrary.

          SECTION 4.6.   Increased Capital Costs.  If after the
                         -----------------------
date hereof any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects the amount of capital required to be maintained by any Lender, and such Lender reasonably determines that the rate of return on its capital as a consequence of the Letters of Credit, its Revolving Loan Commitment or the Loans made by such Lender is reduced to a level below that which such Lender could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be binding on the Borrower absent clear and convincing evidence to the contrary.

          SECTION 4.7.   Taxes.  All payments by the Borrower of
                         -----
principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income, receipts, net worth or shareholders' capital (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from
 -----
any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

               (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

               (b) within 30 days after such payment forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

               (c)  pay to the Agent for the account of the
          Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and, upon receipt of notice from the Agent or such Lender within thirty (30) days after such payment, the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses which are not attributable solely to the actions or inactions of the Agent or such Lender) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

          If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.7, a distribution hereunder by the
                     -----------
Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

          Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes. Except with respect to liabilities arising from a change in laws after the date hereof, no Lender shall be entitled to receive additional amounts in respect of United States federal income tax if such forms are inaccurate or not applicable as of the Effective Date, or have not otherwise been provided to the Borrower.

          SECTION 4.8.   Payments, Computations.  Unless
                         ----------------------
otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro rata
                                                   --- ----
account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than
11:00 a.m., San Francisco time, on the date due, in Same Day Funds, to such account as the Agent shall specify from time to time by notice to the Borrower; provided that such payment shall
                                --------
be deemed made timely if made by wire transfer and by such time as an Authorized Representative has advised the Agent of the applicable Federal Reserve System wire transfer confirmation number. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in Same Day Funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause
                                                    ------
(a)(iii) or (b)(i) of the definition of the term "Interest
--------    ------                                --------
Period" with respect to LIBO Rate Loans) be made on the next
------
succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.9.   Sharing of Payments.  If any Lender
                         -------------------
shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Committed Loan or any L/C Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5, 4.6, and 4.7) in excess of
             ------------  ---  ---  ---      ---
its pro rata share of payments then or therewith obtained by all
    --- ----
Lenders holding Loans of such type, such Lender shall purchase from the other Lenders such participations in Committed Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of
              --------  -------
the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

               (a)  the amount of such selling Lender's required
          repayment to the purchasing Lender
to
--
               (b)  the total amount so recovered from the
          purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.9 may, to the fullest extent
                        -----------
permitted by law, exercise all its rights of payment (including pursuant to Section 4.10) with respect to such participation as
            ------------
fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.9
                                                  -----------
applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
Section 4.9 to share in the benefits of any recovery on such
-----------
secured claim.

          SECTION 4.10.  Setoff.  Each Lender shall, upon the
                         ------
occurrence of any Event of Default described in clauses (a) or
                                                -----------
(b) and, upon the occurrence of any Default described in clauses
---                                                      -------
(c) through (d) of Section 9.1.9 with respect to the Borrower or,
---         ---    -------------
with the consent of the Required Lenders, upon the occurrence and continuance beyond the expiration of the applicable grace period, if any, of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or any bank controlling such Lender; provided, however, that any such appropriation and application
--------  -------
shall be subject to the provisions of Section 4.9.  Each Lender
                                      -----------
agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided,
                                                 --------
however, that the failure to give such notice shall not affect
-------
the validity of such setoff and application. The rights of each Lender under this Section 4.10 are in addition to other rights
                  ------------
and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

          SECTION 4.11.  Use of Proceeds.  The Borrower shall
                         ---------------
apply the proceeds of each Borrowing for general corporate purposes; without limiting the foregoing, no proceeds of any Loan will be used to acquire any "margin stock", as defined in F.R.S.
Board Regulation U.


                            ARTICLE V

                      THE LETTERS OF CREDIT

          SECTION 5.1.   The Letter of Credit Commitment.  (a) On
                         -------------------------------
the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Effective Date to the Revolving Loan Commitment Termination Date to Issue Letters of Credit for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with Section 5.1.1, and (B) to honor
                                 -------------
drafts under the Letters of Credit; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of the Borrower; provided, that the Issuing Bank
                             --------
shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the
                                        -------------
Dollar Equivalent of all L/C Obligations plus the Dollar Equivalent of all Loans exceeds the Revolving Loan Commitment Amount, or (2) the participation of any Lender in the Dollar Equivalent of all L/C Obligations plus the Dollar Equivalent of the Revolving Loans of such Lender exceeds such Lender's Revolving Loan Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

               (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

                    (i)  any order, judgment or decree of any
          governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any requirement of law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it;

                    (ii)  the Issuing Bank has received written
          notice from any Lender, the Agent or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section
          6.2 is not then satisfied;                     -------
          ---
                    (iii)  the expiry date of any requested
          Letter of Credit is after the Revolving Loan Commitment Termination Date;

                    (iv) any requested Letter of Credit is not in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank in its sole discretion;

                    (v)  any standby Letter of Credit is for the
          purpose of supporting the issuance of any letter of credit by any other Person; or

                    (vi)  such Letter of Credit is in a face
          amount less than the Dollar Equivalent of $1,000,000 or denominated in a currency other than Dollars or an Offshore Currency.

          SECTION 5.1.1. Issuance, Amendment and Renewal of
                         ----------------------------------
Letters of Credit.  (a) Each Letter of Credit shall be Issued
-----------------
upon the irrevocable written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Agent) at least five Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, promptly confirmed in writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount and currency of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) any documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require. The Agent shall promptly notify the Lenders of the receipt by it of any L/C Application.

               (b)  At least two Business Days prior to the
Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application from the Borrower and, if not, the Issuing Bank will provide the Agent with a copy thereof. On or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit, the Agent will confirm to the Issuing Bank that (A) such issuance is then permitted under Section 5.1; and (B) all conditions specified in
                -----------
Section 6.2 are then satisfied.  If the Agent shall have directed
-----------
the Issuing Bank to issue such Letter of Credit, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary business practices.

               (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Loan Commitment Termination Date, the Issuing Bank will, upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Agent) at least four Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, promptly confirmed in writing, made in the form of an L/C Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit; or (C) the conditions of Section 5.1(b) shall not have been met. On or before the
   --------------
Business Day immediately preceding the date the Issuing Bank is to amend a Letter of Credit, the Agent will confirm to the Issuing Bank that (A) such amendment is then permitted under
Section 5.1; and (B) all conditions specified in Section 6.2 are
-----------                                      -----------
then satisfied. The Agent shall promptly notify the Lenders of the receipt by it of any L/C Application.

               (d) The Issuing Bank and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Revolving Loan Commitment Termination Date, at the option of the Borrower and upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Agent) at least four Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, promptly confirmed in writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Agent shall promptly notify the Lenders of the receipt by it of any L/C Application. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit; or (C) the conditions of Section 5.1(b) shall not have
                                 --------------
been met. On or before the Business Day immediately preceding the date the Issuing Bank is to renew a Letter of Credit, the Agent will confirm to the Issuing Bank that (A) such renewal is then permitted under Section 5.1; and (B) all conditions
                     -----------
specified in Section 6.2 are then satisfied.  If any outstanding
             -----------
Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 5.1.1(d) upon the request of the
                     ----------------
Borrower but the Issuing Bank shall not have received any L/C Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrower and the Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Application from the Borrower requesting such renewal.

               (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Loan Commitment Termination Date.

               (f) This Agreement shall control in the event of any conflict with any L/C Related Document (other than any Letter of Credit).

               (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

          SECTION 5.1.2. Risk Participations, Drawings and
Reimbursements.          ---------------------------------
--------------
               (a) Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Percentage of such Lender, times (ii) the maximum Dollar Equivalent amount available to be drawn under such Letter of Credit and the Dollar Equivalent amount of such drawing, respectively. For purposes of Section 2.1, each Issuance of a
                               -----------
Letter of Credit shall be deemed to utilize the Revolving Loan Commitment of each Lender by an amount equal to the Dollar Equivalent amount of such participation.

               (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower. The Borrower shall reimburse the Issuing Bank prior to 10:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in the Applicable Currency and in an amount equal
 ----------
to the amount so paid by the Issuing Bank. In the event the Borrower fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit. Any notice given by the Issuing Bank or the Agent pursuant to this Section 5.1.2(b) may
                                           ----------------
be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

               (c)  Each Lender shall upon any notice pursuant to
Section 5.1.2(b) make available to the Agent for the account of
----------------
the relevant Issuing Bank an amount in Dollars and in Same Day Funds equal to its Percentage of the Dollar Equivalent amount of the drawing, whereupon the participating Lenders shall (subject to Section 5.1.2(e)) each be deemed to have made a Revolving Loan
   ----------------
consisting of a Base Rate Loan to the Borrower in that amount.
If any Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Lender's Percentage of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section
5.1.2.                                              -------
-----
               (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans in whole or in part, for any reason whatsoever, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the Dollar Equivalent amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Alternate Base Rate plus 1% per annum, and each Lender's payment to the Issuing Bank pursuant to Section 5.1.2 shall be deemed payment in respect of
            -------------
its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 5.1.2.
                      -------------
               (e) Each Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this Section 5.1.2, as a result of a drawing
                     -------------
under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided,
                                                --------
however, that each Lender's obligation to make Revolving Loans under this Section 5.1.2 is subject to the conditions set forth
           -------------
in Section 5.1.1.
   -------------
          SECTION 5.1.3. Repayment of Participations.  (a) Upon
                         ---------------------------
(and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Bank for such Lender's participation in the Letter of Credit pursuant to Section
                                                  -------
5.1.2(a) or (ii) in payment of interest thereon, the Agent will
--------
pay to each Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Lender's Percentage of such funds, and the Issuing Bank shall receive the amount of the Percentage of such funds of any Lender that did not so pay the Agent for the account of the Issuing Bank.

               (b) If the Agent or the Issuing Bank is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by the Borrower to the Agent for the account of the Issuing Bank pursuant to Section
                                                          -------
5.1.2(a) in reimbursement of a payment made under the Letter of
--------
Credit or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Percentage of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

          SECTION 5.1.4. Role of the Issuing Bank.  (a) Each
                         ------------------------
Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates if expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

               (b)  No Agent-Related Person nor any of the
respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C Related Document.

               (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this
                                    --------
assumption is not intended to, and shall not, preclude the Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 5.1.5; provided, however,
                                -------------  --------
anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Borrower, for such damages suffered by the Borrower which the Borrower proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          SECTION 5.1.5. Obligations Absolute.  The obligations
                         --------------------
of the Borrower under this Agreement and any L/C Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C Related Document under all circumstances, including the following:

                    (i)  any lack of validity or enforceability
          of this Agreement or any L/C Related Document;

                    (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                    (iii)  the existence of any claim, set-off,
          defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

                    (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                    (v)  any payment by the Issuing Bank under
          any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

                      (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

                    (vii)  any other circumstance or happening
          whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          SECTION 5.2.   Cash Collateral Pledge.  Upon (i) the
                         ----------------------
request of the Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Revolving Loan Commitment Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances requiring the Borrower to Cash Collateralize Letters of Credit, then, the Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations in the Applicable Currency, and the Borrower hereby grants to the Agent, for the ratable benefit of the Lenders, a security interest in such cash collateral.

          SECTION 5.3.   Letter of Credit Fees.  The Borrower
                         ---------------------
shall pay to the Agent for the ratable account of each of the Lenders a letter of credit fee with respect to the Letters of Credit at the rate per annum based on the Borrower's Debt Rating determined as provided in the definition of "Applicable Margin" for Financial Letters of Credit or Performance Letters of Credit, as applicable, of the average daily maximum Dollar Equivalent amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable in Dollars quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Effective Date, through the Revolving Loan Commitment Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Loan Commitment Termination Date (or such later expiration date).

          SECTION 5.4.   Issuance of Letters of Credit in
Offshore Currencies.     --------------------------------
-------------------
               (a) The Issuing Bank shall be under no obligation to Issue any Letter of Credit denominated in an Offshore Currency if the Agent has received notice from any of the Lenders by 2:00 p.m. (San Francisco time) four Business Days prior to the day of such Issuance that the Issuing Bank cannot Issue, or any Lender cannot purchase a participation in, such Letter of Credit in the requested Offshore Currency, in which event the Agent will give notice to the Borrower no later than 9:00 a.m. (San Francisco time) on the third Business Day prior to the requested date of such Issuance that the Issuance in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Issuing Bank and the Lenders. If the Agent shall have so notified the Borrower, the request for such Letter of Credit shall be deemed withdrawn.

               (b) The Borrower shall be entitled to request that Letters of Credit hereunder also be permitted to be Issued in any Agreed Alternative Currency. The Borrower shall deliver to the Agent any request for designation of an Agreed Alternative Currency by not later than 9:00 a.m. (San Francisco time) at least ten Business Days in advance of the date of any Letter of Credit proposed to be Issued in such Agreed Alternate Currency. Upon receipt of any such request the Agent will promptly notify the Lenders thereof, and each Lender will use its best efforts to respond to such request within two Business Days of receipt thereof. Each Lender may reject or accept such request in its sole discretion. The Agent will promptly notify the Borrower of the acceptance or rejection of any such request.

          SECTION 5.5.   Uniform Customs and Practice.  The
                         ----------------------------
Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at
                                           ---
the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

          SECTION 5.6.   Additional and Successor Issuing Banks.
                         --------------------------------------
If (i) the credit rating on the unsecured long term indebtedness of the Issuing Bank has been materially lowered, suspended or withdrawn by the applicable rating agencies or (ii) the Issuing Bank shall reasonably request, the Borrower may, with the written consent of the Agent and the Required Banks, appoint an additional Bank or Banks to act as Issuing Bank. Each additional or successor Issuing Bank shall execute an instrument of assumption in form and substance satisfactory to the Borrower, the Agent and the Lenders, whereupon such Bank shall be deemed an Issuing Bank for all purposes whatsoever pursuant to this Agreement, and with all the rights, powers, obligations, privileges and duties inuring thereto.

                           ARTICLE VI

                 CONDITIONS TO CREDIT EXTENSIONS

          SECTION 6.1.   Conditions to Effectiveness.  This
                         ---------------------------
Agreement shall become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.
     -----------
          SECTION 6.1.1. Resolutions.  The Agent shall have
                         -----------
received from the Borrower a certificate, substantially in the form of Exhibit F hereto, dated the Effective Date, of its Secretary or Assistant Secretary as to

               (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

               (b) the incumbency and signatures of those of its officers and representatives authorized to act with respect to this Agreement, the Notes and each other
          Loan Document executed by it; and

               (c) the Borrower's articles of incorporation and by-laws,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

          SECTION 6.1.2. Delivery of Notes.  The Agent shall have
                         -----------------
received, for the account of each Lender, its Notes duly executed and delivered by the Borrower.

          SECTION 6.1.3. Opinions of Counsel.  The Agent shall
                         -------------------
have received opinions, dated the Effective Date and addressed to the Agent and all Lenders, from the Assistant General Counsel of the Borrower, substantially in the form of Exhibit E hereto and
                                           ---------
given upon the express instruction of the Borrower.

          SECTION 6.1.4. Closing Fees, Expenses.  The Agent shall
                         ----------------------
have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3, if invoiced at least
                    ------------     ----
three Business Days before closing.

          SECTION 6.1.5. Condition to Initial Credit Extension.
                         -------------------------------------
The obligation of each Lender to make the initial Credit Extension shall be subject to the receipt by the Agent of satisfactory assurances as to the provision for the repayment in full of all obligations under the Existing Credit Agreement, and termination thereof.

          SECTION 6.2.   All Credit Extensions.  The obligation
                         ---------------------
of each Lender to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.
                                                   -----------
          SECTION 6.2.1. Representations and Warranties, No
                         ------------------------------
Default.  Both before and after giving effect to any Credit
-------
Extension (but, if any Default of the nature referred to in
Section 9.1.5 shall have occurred with respect to any other
-------------
Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Borrowing) the following statements shall be true and correct:

               (a) the representations and warranties set forth in Article VII shall be true and correct in all
             -----------
          material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); and

               (b) no Default shall have then occurred and be continuing.

          SECTION 6.2.2. Borrowing Request.  The Agent shall have
                         -----------------
received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 6.2.1 are true and correct.
                       -------------
          SECTION 6.2.3. Satisfactory Legal Form.  All documents
                         -----------------------
executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Agent and its counsel.


                           ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VII.
              -----------
          SECTION 7.1.   Organization; Power.  The Borrower is a
                         -------------------
corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has all requisite corporate power and authority and holds all material requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document and to conduct its business substantially as currently conducted by it.

          SECTION 7.2.   Due Authorization; Non-Contravention.
                         ------------------------------------
The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

               (a)  contravene the Borrower's Organic Documents;

               (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

               (c)  result in, or require the creation or
          imposition of, any Lien on any of the Borrower's properties.

          SECTION 7.3.   Government Approval; Regulation.  The
                         -------------------------------
Borrower is not subject to any regulation as an "investment company" subject to the Investment Company Act of 1940, as amended, or as a "public utility holding company" subject to the Public Utility Holding Company Act of 1935, as amended. The Borrower is not otherwise subject to any regulation as a "public utility" under any other applicable law, rule or regulation, which would have a Material Adverse Effect. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental authority or regulatory body ("Government Approval") is required for the
                  -------------------
Borrower to execute and perform its obligations under the Loan Documents, except for those which have been duly obtained or effected. No material Governmental Approval is required for the Borrower to carry on its business, except for those which have been duly obtained or effected.

          SECTION 7.4.   Validity.  This Agreement constitutes,
                         --------
and the Notes and each other Loan Document will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

          SECTION 7.5.   Financial Information.  The balance
                         ---------------------
sheets of the Borrower as at December 31, 1995, and the related statements of income and cash flows of the Borrower, copies of which have been furnished to the Agent, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the dates thereof and the results of their operations for the periods then ended.

          SECTION 7.6.   No Material Adverse Change.  Since the
                         --------------------------
date of the financial statements described in Section 7.5, there
                                              -----------
has not occurred any event or condition having a Material Adverse
Effect.

          SECTION 7.7.   Litigation.  There is no pending or, to
                         ----------
the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, or any of its properties, businesses, assets or revenues, which (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations) has a Material Adverse Effect or which purports to adversely affect the legality, validity or enforceability of this Agreement or any other Loan Document.

          SECTION 7.8.   Ownership of Properties.  The Borrower
                         -----------------------
owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 8.2.3.
   -------------
          SECTION 7.9.   Taxes.  The Borrower has filed all tax
                         -----
returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 7.10.  Pension and Welfare Plans.  During the
                         -------------------------
twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

          SECTION 7.11.  Environmental Warranties.
                         ------------------------
               (a) All facilities and property owned or leased by the Borrower or any of its Subsidiaries or Partnerships have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws, except where the failure so to comply would not have, or be reasonably expected to have, a Material Adverse Effect;

               (b) there are no pending or, to the knowledge of the Borrower, threatened

                    (i)  claims, complaints, notices or requests
               for information received by the Borrower from governmental authorities with respect to any alleged violation by the Borrower of any Environmental Law, or

                    (ii) complaints, notices or inquiries to the
               Borrower from governmental authorities regarding potential liability under any Environmental Law;

               (c) there have been no Releases (as defined under any Environmental Law) of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

               (d)  the Borrower has obtained and is in
          compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for the Borrower's business, except where the failure to obtain, maintain or comply with such permits, certificates, approvals, licenses or other authorizations would not have, or be reasonably expected to have, a Material Adverse Effect;

               (e) no property now or previously owned or leased by the Borrower is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to any Environmental Law, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up; and

               (f)  no conditions exist at, on or under any
          property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which liability would have, or may reasonably be expected to have, a Material Adverse Effect.

          SECTION 7.12.  Regulations G, T, U and X.  The Borrower
                         -------------------------
is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, T, U or X.
Terms for which meanings are provided in F.R.S. Board Regulation G, T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          SECTION 7.13.  Accuracy of Information.  All factual
                         -----------------------
information heretofore or contemporaneously furnished by the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such written factual information hereafter furnished by the Borrower in writing to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading; provided, however, that as to such information prepared by a
--------  -------
person other than the Borrower (other than information furnished pursuant to Section 8.1.1), such representation and warranty is
            -------------
made only to the actual knowledge of the Borrower.

          SECTION 7.14.  The Obligations.  The Obligations are
                         ---------------
senior, unsecured Indebtedness of the Borrower ranking at least pari passu with all other senior, unsecured Indebtedness of the
----------
Borrower.


                          ARTICLE VIII

                            COVENANTS

          SECTION 8.1.   Affirmative Covenants.  The Borrower
                         ---------------------
agrees with the Agent and each Lender that, until all Revolving Loan Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.1.
                              -----------
          SECTION 8.1.1. Financial Information, Reports, Notices.
                         ---------------------------------------
The Borrower will furnish, or will cause to be furnished, to the Agent copies of the following financial statements, reports, notices and information:

               (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the controller, treasurer or chief financial officer of the Borrower;

               (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, and accompanied by the opinion of Arthur Andersen & Co. or other independent public accountants of recognized national standing selected by the Borrower which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

               (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in
          Section 8.2.4;
          -------------
               (d) as soon as possible and in any event within five Business Days after any Authorized Representative obtains knowledge of the occurrence of each Default, a statement of the controller, treasurer or chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

               (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy of the type described in Section 7.7 or (y) the
                                -----------
          commencement of any labor controversy, litigation, action, proceeding of the type described in
          Section 7.7, notice thereof and, upon request of the
          -----------
          Agent, copies of all non-privileged documentation relating thereto;

               (f) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower files with the Securities and Exchange
          Commission or any national securities exchange;

               (g)  immediately upon becoming aware of the
          institution of any steps by the Borrower or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any member of the Controlled Group of any material liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty, or any increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit which has a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

               (h) as soon as known, any changes in Borrower's Debt Rating by Moody's or S&P or any other rating agency which maintains a Debt Rating on the Borrower which is used in the determination of the "Applicable Margin"; and

               (i)  such other information respecting the
          condition or operations, financial or otherwise, of the Borrower as any Lender through the Agent may from time to time reasonably request.

          SECTION 8.1.2. Compliance with Laws.  The Borrower will
                         --------------------
comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 8.1.3. Maintenance of Properties.  The Borrower
                         -------------------------
will, and will use reasonable efforts to cause each of its Subsidiaries and Partnerships to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable and except where the failure so to do would not have a Material Adverse Effect.

          SECTION 8.1.4. Insurance.  The Borrower will maintain
                         ---------
or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

          SECTION 8.1.5. Books and Records.  The Borrower will,
                         -----------------
and will cause each of its active Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant. The Borrower will at any reasonable time and from time to time upon reasonable prior notice, permit the Agent and the Lenders or any of their respective agents or representatives to examine and make copies of and abstracts from the records and books of account of the Borrower; provided that by virtue of this subsection the Borrower
          --------
shall not be deemed to have waived any right to confidential treatment of the information so obtained, subject to the provisions of applicable law or court order.

          SECTION 8.1.6. Environmental Covenant.  The Borrower
                         ----------------------
will, and will use best efforts to cause each of its Subsidiaries and Partnerships to,

               (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws, in each case where the failure to do so may reasonably be expected to have a Material Adverse Effect;

               (b)  promptly cure and have dismissed with
          prejudice to the reasonable satisfaction of the Agent any actions and proceedings relating to compliance with Environmental Laws where such action or proceeding may reasonably be expected to have a Material Adverse Effect; provided that the Borrower or such Subsidiary
                  --------
          or Partnership may postpone such cure and dismissal during any period in which it is diligently pursuing any available appeals in such action or proceeding so long as such postponement would not be reasonably likely to have a Material Adverse Effect; and

               (c) provide such non-privileged information as the Agent may reasonably request from time to time to evidence compliance with this Section 8.1.6.
                                        -------------
          SECTION 8.2.   Negative Covenants.  The Borrower agrees
                         ------------------
with the Agent and each Lender that, until all Revolving Loan Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.
                  -----------
          SECTION 8.2.1. Restrictions on Secured Indebtedness.
                         ------------------------------------
The Borrower will not create, incur, assume or suffer to exist any secured Indebtedness other than:

               (a)  Capitalized Lease Liabilities and other
          secured Indebtedness of any kind whatsoever (including, without limitation, Indebtedness secured by a pledge of the stock of a Subsidiary not otherwise permitted under clause (b) of this Section 8.2.1) at any time
          ----------         -------------
          outstanding not exceeding an aggregate principal amount equal to 10% of Net Tangible Assets, subject to Section
          8.2.3(g) hereof, and                            -------
          --------
               (b)  Indebtedness with respect to which the
          Borrower has pledged the stock of a Subsidiary in order to secure initial project financing obtained or being obtained after the Effective Date hereof by such Subsidiary (or the Partnership in which such Subsidiary is a partner) if such Indebtedness, as to the Borrower, is Non-Recourse Debt.

          SECTION 8.2.2. [Reserved].
                         ----------
          SECTION 8.2.3. Liens.  The Borrower will not create,
                         -----
incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

               (a)  Liens granted to secure payment of
          Indebtedness of the type permitted and described in clause (b) of Section 8.2.1;
          ----------    -------------
               (b)  Liens for taxes, assessments or other
          governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

               (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

               (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

               (e) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

               (f) Liens upon any property at any time directly owned by the Borrower to secure any Indebtedness of the nature described in clause (a) of Section 8.2.1 in
                              ----------    -------------
          excess of the amount otherwise permitted thereby, provided that the Obligations shall be equally and
          --------
          ratably secured with any and all such Indebtedness and with any other indebtedness similarly entitled to be equally and ratably secured; and

               (g) any Lien existing on the property of the Borrower on the Effective Date.

          In the event that the Borrower shall propose to create, incur, assume or suffer to exist any Lien upon any property at any time directly owned by it to secure any Indebtedness as contemplated by subdivision (g) above, the Borrower will give
                -----------
prior written notice thereof to the Agent, who shall give notice to the Lenders, and the Borrower will, prior to or simultaneously with the creation of such Lien, effectively secure the Obligations equally and ratably with such Indebtedness.

          SECTION 8.2.4. Financial Condition.  The Borrower will
                         -------------------
not permit its Tangible Net Worth to be less than $400,000,000 plus 25% of the Borrower's and its Subsidiaries' consolidated net income earned (without subtracting net losses) in each Fiscal Quarter commencing with the quarter ending after September 30, 1992.

          SECTION 8.2.5. Investments.  The Borrower will not, and
                         -----------
will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

               (a)  Investments existing on the Effective Date;

               (b)  Cash Equivalent Investments;

               (c)  without duplication, Investments permitted as
          Indebtedness pursuant to Section 8.2.1;
                                   -------------
               (d)  otherwise in the ordinary course of business;
          and

               (e)  Investments permitted pursuant to Section
          8.2.6(b);                                   -------
          --------
provided, however, that
--------  -------
               (f) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held ----
          ---------------------
          notwithstanding that such Investment if made thereafter would not comply with such requirements.

          SECTION 8.2.6. Consolidation, Merger.  The Borrower
                         ---------------------
will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

               (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

               (b)  so long as no Default (by reason of the
          violation of Section 8.2.4) has occurred and is
                       -------------
          continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or (in the case of any such Subsidiary) acquire such person by merger; and

               (c) provided that no Default has occurred and is continuing or would occur after giving effect thereto (including, without limitation, a Change in Control), the Borrower may consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any person, or permit any Person to merge into or consolidate with the Borrower if the Borrower is the surviving corporation or the surviving corporation or purchaser or lessee is a corporation incorporated under the laws of the United States of America or Canada and assumes the Obligations; provided, however, that no
                                   --------  -------
          Default or Event of Default shall have occurred after giving effect thereto.

          SECTION 8.2.7. Asset Dispositions.  The Borrower will
                         ------------------
not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless

               (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business;
          or

               (b) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this
          Section 8.2.7(b) during the most recent 12-month period
          ----------------
          since the Effective Date, does not exceed 10% of Net Tangible Assets computed as of the end of the most recent quarter preceding such sale; provided, however,
                                              --------  -------
          that any such sales shall be disregarded for purposes of the 10% limitation of this Section 8.2.7(b) if the
                                        ----------------
          proceeds are invested in assets in similar or related lines of business of the Borrower, and provided
                                                 --------
          further, that the Borrower may sell or otherwise
          -------
          dispose of assets in excess of such 10% if the proceeds from such sales or dispositions, which are not so reinvested, are retained by the Borrower as cash or Cash Equivalent Investments.

          SECTION 8.2.8. Transactions with Affiliates.  The
                         ----------------------------
Borrower will not enter into, or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Borrower and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower with a Person which is not one of its Affiliates.

          SECTION 8.2.9. Restrictive Agreements.  The Borrower
                         ----------------------
will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted by clause (b) of Section 8.2.1 as to the assets financed with the
   ----------    -------------
proceeds of such Indebtedness) prohibiting

               (a)  the ability of the Borrower to amend or
          otherwise modify this Agreement or any other Loan
          Document; or

               (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower where such prohibition or restriction has a Material Adverse Effect.

          SECTION 8.3.   ERISA.  The Borrower will not engage in
                         -----
any prohibited transactions under Section 406 of ERISA or under
Section 4975 of the Internal Revenue Code, which would subject the Borrower to any tax, penalty or other liabilities having a Material Adverse Effect.


                           ARTICLE IX

                        EVENTS OF DEFAULT

          SECTION 9.1.   Listing of Events of Default.  Each of
                         ----------------------------
the following events or occurrences described in this Section 9.1
                                                      -----------
shall constitute an "Event of Default".
                     ----------------
          SECTION 9.1.1. Non-Payment of Obligations.  The
                         --------------------------
Borrower shall default in the payment or mandatory prepayment when due of any principal of or interest on any Loan or L/C Obligation, or Borrower shall fail to Cash Collateralize L/C Obligations when required to do so or the Borrower shall default (and such default shall continue unremedied for a period of five days after demand) in the payment when due of any facility fee or of any other Obligation.

          SECTION 9.1.2. Breach of Warranty.  Any representation
                         ------------------
or warranty of the Borrower made or deemed to be restated or remade hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be
                                       ----------
incorrect when made or deemed made in any material respect.

          SECTION 9.1.3. Non-Performance of Certain Covenants and
                         ----------------------------------------
Obligations.  The Borrower shall default in the due performance
-----------
and observance of any of its obligations under Section 8.2 (other
than Sections 8.2.4 and 8.2.8).                -----------
     --------------     -----
          SECTION 9.1.4. Non-Performance of Other Covenants and
                         --------------------------------------
Obligations.  The Borrower shall default in the due performance
-----------
and observance of any other covenant or agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to the Borrower by the Agent.

          SECTION 9.1.5. Default on Other Indebtedness.  A
                         -----------------------------
default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than (x) Indebtedness described in
                     ----------
Section 9.1.1 or (y) Non-Recourse Debt inclusive of Indebtedness
-------------                          ---------
pertaining to the equity financing facility associated at any time, now or hereafter, with the 1,000 megawatt brown coal fired power station located approximately 100 miles southwest of Melbourne, Australia, in which the Borrower owns an indirect interest, known as the Loy Yang B Project but only so long as (i) the existing support arrangements from Edison International referred to as the Loy Yang B Support Arrangements remain in full force and effect or (ii) Edison International, in the reasonable discretion and judgment of the Agent, has a fully enforceable commitment and unconditional agreement to make equity contributions to Borrower sufficient to reimburse all drawings under the equity financing facility supporting the Loy Yang B Project) of the Borrower having a principal amount, individually or in the aggregate, in excess of $20,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

          SECTION 9.1.6. Judgments.  Any judgment or order for
                         ---------
the payment of money in excess of $20,000,000 (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against the Borrower and either

               (a)  enforcement proceedings shall have been
          commenced by any creditor upon such judgment or order;
          or

               (b) there shall be any period of fifteen (15) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          SECTION 9.1.7. Pension Plans.  Any of the following
                         -------------
events shall occur with respect to any Pension Plan:

               (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $20,000,000; or

               (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

          SECTION 9.1.8. Control of the Borrower.  Any Change in
                         -----------------------
Control shall occur.

          SECTION 9.1.9. Bankruptcy, Insolvency.  The Borrower
                         ----------------------
shall

               (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or a substantial portion of its property, or make a general assignment for the benefit of creditors;

               (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that nothing in this Agreement
                          --------
          or the Loan Documents shall prohibit or restrict any right the Agent or any Lender may have under applicable law to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance);

               (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, and, if any such case or proceeding is not commenced by the Borrower, such case or proceeding shall be consented to or acquiesced in by the Borrower or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that nothing
                                          --------
          in this Agreement or the Loan Documents shall prohibit or restrict any right the Agent or any Lender may have under applicable law to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents (and the Borrower shall not object to any such appearance); or

               (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

          SECTION 9.2.   Action if Bankruptcy.  If any Event of
                         --------------------
Default described in clauses (a) through (d) of Section 9.1.9
                     -----------         ---    -------------
shall occur with respect to the Borrower, the Revolving Loan Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans, all other Obligations shall automatically be and become immediately due and payable, without notice or demand, and the Borrower shall immediately, without notice or demand, Cash Collateralize the L/C Obligations.

          SECTION 9.3.   Action if Other Event of Default.  If
                         --------------------------------
any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 9.1.9) shall occur for any
   -----------         ---    -------------
reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by written notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans, the L/C Obligations and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall Cash Collateralize the L/C Obligations. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

          SECTION 9.4.   Rescission of Declaration.  Any
                         -------------------------
declaration made pursuant to Section 9.3 may, should the Required
                             -----------
Lenders in their sole and absolute discretion so elect, be rescinded by written notice to the Borrower at any time after the principal of the Loans and the Notes shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; provided that the Borrower shall have paid all arrears of
--------
interest upon the Loans and the Notes and all other amounts then owed to the Agent and the Lenders including all costs, expenses and liabilities incurred by the Agent and the Lenders in respect of such declaration and all consequences thereof (except that principal of the Loans and the Notes which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; provided that no such
                                      --------
rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.


                            ARTICLE X

                            THE AGENT

          SECTION 10.1.  Actions.  (a) Each Lender hereby
                         -------
appoints BofA as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

               (b)  Each Lender hereby indemnifies (which
indemnity shall survive any termination of this Agreement) the Agent-Related Persons pro rata according to such Lender's
                      --- ----
Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent-Related Persons in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for
          --------  -------
the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Agent-Related Person's gross negligence or wilful misconduct. No Agent-Related Persons shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in its determination, inadequate, the Agent-Related Person may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. The Co-Agents shall have no rights, duties or obligations under this Agreement in their capacities as Co-Agents.

               (c) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the
--------  -------
benefits and immunities (i) provided to the Agent in this
Article X with respect to any acts taken or omissions suffered by
---------
the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the L/C Related Documents as fully as if the term "Agent", as used in this Article X,
                                                 ---------
included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

          SECTION 10.2.  Funding Reliance.  Unless the Agent
                         ----------------
shall have been notified by telephone, confirmed in writing, by any Lender by 8:30 a.m., San Francisco time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, may, but shall not be required to, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing; provided, that if
                                             --------
such Lender makes available the amount which is its Percentage of such Borrowing on or before the next Business Day following the day when due, the interest rate payable on such amount shall be the Federal Funds Rate.

          SECTION 10.3.  Exculpation.  No Agent-Related Person
                         -----------
shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. Each Agent-Related Person shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

          SECTION 10.4.  Successor.  The Agent may resign as such
                         ---------
at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may, within ten (10) days after such notice and with the consent of the Borrower (not to be unreasonably withheld), appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, after notice to and consultation with the Borrower, appoint a successor Agent, which shall be one of the Lenders or an Eligible Assignee, and shall have a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Agent's resignation hereunder as the Agent, the provisions of (a) this Article X shall inure to its benefit as
                        ---------
to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and (b) Section 11.3 and Section
                                        ------------     -------
11.4 shall continue to inure to its benefit.
----
          SECTION 10.5.  Loans by BofA.  BofA shall have the same
                         -------------
rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. BofA and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if BofA were not the Agent hereunder.

          SECTION 10.6.  Reliance by Agent.  (a)  The Agent shall
                         -----------------
be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

               (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

          SECTION 10.7.  Notice of Default.  The Agent shall not
                         -----------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided, however, that
                                       --------  -------
unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          SECTION 10.8.  Credit Decisions.  Each Lender
                         ----------------
acknowledges that it has, independently of the Agent-Related Person and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

          SECTION 10.9.  Copies.  The Agent shall give prompt
                         ------
notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

          SECTION 11.1.  Waivers, Amendments.  The provisions of
                         -------------------
this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no
                                   --------  -------
such amendment, modification or waiver which would:

               (a) modify any requirement hereunder that any particular action, including, without limitation, any amendment of Schedule 2.9, be taken by all the Lenders
                       ------------
          or by the Required Lenders shall be effective unless consented to by each Lender;

               (b)  modify this Section 11.1, change the
                                ------------
          definition of "Required Lenders", increase any
                         ----------------
          Revolving Loan Commitment Amount or the Percentage of any Lender, reduce or change the date for payment of any fees described in Article III (other than the fees
                                -----------
          described in Section 3.3.2), or extend any Revolving
                       -------------
          Loan Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;

               (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

               (d) affect the interests, rights or obligations of the Agent qua the Agent or the Issuing Bank qua the
                       ---                               ---
          Issuing Bank shall be made without consent of the Agent or the Issuing Bank, respectively.

No failure or delay on the part of the Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 11.2.  Notices.  All notices and other
                         -------
communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule 11.2 or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a written notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid shall be effective five Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

          SECTION 11.3.  Payment of Costs and Expenses.  The
                         -----------------------------
Borrower agrees to pay promptly on demand all reasonable expenses of the Arranger and the Agent (including in its capacity as Issuing Bank, and including the reasonable fees and out-of-pocket expenses of counsel to the Agent, including the allocated cost of inhouse counsel and staff, and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

               (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

               (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document; provided, however, that the
                                   --------  -------
          Borrower shall have no obligation to pay for the cost of the documentation of transfers or participations as provided in Section 11.11.
                      -------------
The Borrower further agrees to pay upon demand, and to save the Agent, the Issuing Bank and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent, the Issuing Bank and each Lender, as applicable, promptly upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses, including non-duplicative allocated costs of in-house counsel) incurred by (x) the Agent, the Issuing Bank in connection with the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) by the Agent, the Issuing Bank and each Lender in connection with the enforcement of any Obligations after an Event of Default.

          SECTION 11.4.  Indemnification.  In consideration of
                         ---------------
the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent, the Issuing Bank and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties")
                                         -------------------
free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified
                                                      -----------
Liabilities"), incurred by the Indemnified Parties or any of them
-----------
as a result of, or arising out of, or relating to

               (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

               (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to
          Article VI not to fund any Borrowing);
          ----------
               (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material, where such claim or liability arises out of the relationship of the parties under this Agreement; or

               (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
          Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, where such claim or liability arises out of the relationship of the parties under this Agreement;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's (i) gross negligence or wilful misconduct or (ii) in the case of Indemnified Liabilities described in Section 11.4(c) and 11.4(d), to the extent of any
             ---------------     -------
non-compliance with Environmental Laws. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          SECTION 11.5.  Survival.  The obligations of the
                         --------
Borrower under Sections 4.3, 4.5, 4.6, 4.7, 11.3 and 11.4, and
               ------------  ---  ---  ---  ----     ----
the obligations of the Lenders under Section 10.1, shall in each
                                     ------------
case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

          SECTION 11.6.  Severability.  Any provision of this
                         ------------
Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.7.  Headings.  The various headings of this
                         --------
Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

          SECTION 11.8.  Execution in Counterparts,
                         -------------------------
Effectiveness.  This Agreement may be executed by the parties
-------------
hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

          SECTION 11.9.  Governing Law; Entire Agreement.  THIS
                         -------------------------------
AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 11.10. Successors and Assigns.  This Agreement
                         ----------------------
shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
--------  -------
               (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

               (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.
                                        -------------
          SECTION 11.11. Sale and Transfer of Loans and Notes;
                         ------------------------------------
Participations in Loans and Notes.  Each Lender may assign, or
---------------------------------
sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 11.11.
                                      -------------
          SECTION 11.11.1.    Assignments.  Any Lender,
                              -----------
               (a) with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld), and with the written consent of the Issuing Bank, may at any time assign and delegate to one or more Eligible Assignees, and

               (b) with the written consent of the Issuing Bank and with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all
                                           ---------------
or any fraction of such Lender's total Committed Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Committed Loans and Commitments) in a minimum aggregate amount of $10,000,000; provided, however, that any such Assignee
                       --------  -------
Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 4.7 and further, provided,
                               -----------     -------  --------
however, that, the Borrower and the Agent shall be entitled to
-------
continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (c)  written notice of such assignment and
          delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender,

               (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender
          Assignment Agreement, accepted by the Agent, and

               (e) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this
Section 11.11.1 shall be null and void.  Notwithstanding any
---------------
other provision of this Agreement, nothing contained in this Agreement shall prevent any Lender from pledging or assigning its interest in any Note to the Federal Reserve Bank in accordance with applicable law; provided, however, that no such pledge or
                     --------  -------
assignment shall affect the nature of the Borrower's obligations under this Agreement or such Note.

          SECTION 11.11.2.    Participations.  Any Lender may at
                              --------------
any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the
          -----------
Loans, Commitments, or other interests of such Lender hereunder; provided, however, that
--------  -------
               (a)  no participation contemplated in this
          Section 11.11.2 shall relieve such Lender from its
          ---------------
          Commitments or its other obligations hereunder or under any other Loan Document,

               (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

               (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

               (d)  no Participant, unless such Participant is an
          Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 11.1, and
                       ----------    ---    ------------
               (e)  the Borrower shall not be required to pay any
          amount under Sections 4.3, 4.4, 4.5, 4.6, 4.7, 4.8,
                       ------------  ---  ---  ---  ---  ---
          4.9, 11.3 and 11.4, that is greater than the amount
          ---  ----     ----
          which it would have been required to pay had no participating interest been sold.

          SECTION 11.12. Other Transactions.  Nothing contained
                         ------------------
herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 11.13. Forum Selection and Consent to
                         ------------------------------
Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF,
------------
UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUING BANK, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT
            --------  -------
AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          SECTION 11.14. Waiver of Jury Trial.  THE AGENT, THE
                         --------------------
ISSUING BANK, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

          SECTION 11.15. Non-Recourse Persons.  The Lenders
                         --------------------
acknowledge that no Non-Recourse Person shall have any responsibility or liability for the Obligations.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             EDISON MISSION ENERGY


                             By:  Kevin M. Smith
                                ----------------
                             Title: V.P. and Treasurer
                                   -------------------



                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as
                             Agent


                             By: David Price
                                -------------
                             Title:  Vice President
                                   ----------------



                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Issuing
                              Bank


                             By:  Robert Eaton
                                --------------
                             Title:  Vice President
                                   ----------------



                             LENDERS
                             -------
                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Lender



                             By:  Robert Eaton
                                --------------
                             Title:  Vice President
                                   ----------------



                             BANK OF MONTREAL


                             By:  Warren R. Wimmer
                                ------------------
                             Title:  Director
                                   ----------



                             THE BANK OF NOVA SCOTIA


                             By:  John A. Quick
                                ---------------
                             Title:  Officer
                                   ---------



                             THE CHASE MANHATTAN BANK


                             By:  Thomas L. Casey
                                -----------------
                             Title:  Vice President
                                   ----------------



                             CITICORP USA, INC.


                             By:  James J. Sheridan
                                -------------------
                             Title:
                                   ----------------



                             CREDIT LYONNAIS, NEW YORK BRANCH


                             By:  Richard Garcia
                                ----------------
                             Title:  Senior Vice President
                                   -----------------------




INTENTIONALLY LEFT BLANK




                             CREDIT SUISSE


                             By:  Mark A. Sampson
                                -----------------
                             Title:  Associate
                                   -----------

                             By:  Marilou Palenzuela
                                --------------------
                             Title:  Member of Senior Management
                                   -----------------------------


                              WELLS FARGO BANK, N.A.


                             By:  Daniel H. Hom
                                ---------------
                             Title:  Vice President
                                   ----------------



                             THE FUJI BANK, LIMITED, LOS ANGELES
                             AGENCY


                             By:  Nobuhiro Umemura
                                ------------------
                             Title:  Joint General Manager
                                     ---------------------



                             THE INDUSTRIAL BANK OF JAPAN, LTD.,
                             LOS ANGELES AGENCY


                             By:  H. W. Jack
                                ------------
                             Title:  Senior Deputy General Manager
                                   -------------------------------



                             KREDIETBANK N.V.


                             By:  Robert Snauffer
                                -----------------
                             Title:  Vice President
                                   ----------------

                             By:  Thomas R. Lalli
                                -----------------
                             Title:  Vice President
                                   ----------------


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LTD., LOS ANGELES AGENCY


                             By:  Motokazu Uematsu
                                ------------------
                             Title:  Deputy General Manager
                                   ------------------------


                             THE SANWA BANK, LIMITED,
                             LOS ANGELES BRANCH


                             By:  Virginia Hart
                                ---------------
                             Title:  Vice President
                                   ----------------



                             SOCIETE GENERALE, LOS ANGELES BRANCH


                             By:  George Chen
                                -------------
                             Title:  Vice President
                                   ----------------



                             THE SUMITOMO BANK, LIMITED,
                             LOS ANGELES BRANCH


                             By:  Goro Hirai
                                ------------
                             Title:  Joint General Manager
                                   -----------------------


                             SWISS BANK CORPORATION


                             By:  Thomas R. Salzano
                                -------------------
                             Title:  Associate Director
                                     Banking Finance Support, N.A.
                                     -----------------------------

                             By:  Teresa A. Portola
                                -------------------
                             Title:  Associate Director
                                   --------------------



                             NATIONSBANK OF TEXAS, N.A.


                             By:  Curtis L. Anderson
                                --------------------
                             Title:  Senior Vice President
                                   -----------------------



                             UNION BANK OF SWITZERLAND,
                             NEW YORK BRANCH


                             By:  Andrew M. Merrill
                                -------------------
                             Title:  Vice President
                                   ----------------

                             By:  David F. Mikula
                                -----------------
                             Title:  Vice President
                                   ----------------


                                                     SCHEDULE 2.1


                   REVOLVING LOAN COMMITMENTS
                   --------------------------
                                   Revolving
                                   Loan
          Lender                   Commitment     Percentage
          ------                   ----------     ----------
Bank of America National
Trust and Savings Association      $ 42,500,000         8.5%

Bank of Montreal                     37,500,000         7.5%

Credit Lyonnais, New York Branch     37,500,000         7.5%


The Fuji Bank, Limited,
Los Angeles Agency                   37,500,000         7.5%

The Industrial Bank of Japan,
Ltd., Los Angeles Agency             37,500,000         7.5%

The Long-Term Credit Bank of
Japan, Ltd., Los Angeles Agency      37,500,000         7.5%

Societe Generale, Los Angeles
Branch                               37,500,000         7.5%

Swiss Bank Corporation               37,500,000         7.5%

NationsBank of Texas, N.A.           37,500,000         7.5%

The Bank of Nova Scotia              17,500,000         3.5%

The Chase Manhattan Bank             17,500,000         3.5%

Citicorp USA, Inc.                   17,500,000         3.5%

Credit Suisse                        17,500,000         3.5%

Wells Fargo Bank, N.A.               17,500,000         3.5%

Kredietbank N.V.                     17,500,000         3.5%

The Sanwa Bank, Limited,
Los Angeles Branch                   17,500,000         3.5%

The Sumitomo Bank, Limited,
Los Angeles Branch                   17,500,000         3.5%

Union Bank of Switzerland,
New York Branch                      17,500,000         3.5%
                                   ------------         ----
Total                              $500,000,000       100.0%
                                   ============       ======



                                                     SCHEDULE 2.9




                  AGREED ALTERNATIVE CURRENCIES
                  -----------------------------


                    Notice of Borrowing or
                    Notice of Continuation/
                    Interest Rate to
Currency       Conversion to be delivered by1        be Set as of2
--------       ---------------------------------     ----------------



--------------
 1 Unless otherwise indicated, all times are Los Angeles time five Business Days prior to requested borrowing or conversion/continuation.

 2  Unless otherwise indicated, all times are London time three
Business Days prior to requested borrowing or conversion/continuation.

                                                    SCHEDULE 11.2



            ADDRESSES FOR NOTICES AND LENDING OFFICES
            -----------------------------------------

BORROWER
--------
EDISON MISSION ENERGY
18101 Von Karman Avenue
Suite 1700
Irvine, CA  92715-1007
Attention:   Kevin M. Smith
             Treasurer
             Telephone:  (714) 752-5588, Ext. 2116
             Facsimile:  (714) 752-5624


BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  as Agent

Notices of Borrowing, Notices of Conversion/
Continuation, copies of L/C Applications:

Agency Administrative Services #5596
1455 Market Street, 13th Floor
San Francisco, CA 94103
Attention:  Jon Kubukawa
            Agency Officer
            Telephone:  (415) 436-4016
            Facsimile:  (415) 436-2700

Other Notices:

Bank of America National Trust
and Savings Association
Agency Management #10831
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention:   David Price
             Vice President
             Telephone:  (415) 436-3496
             Facsimile:  (415) 436-3425

BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  as Issuing Bank

Bank of America National Trust
and Savings Association
International Trade Banking Division #5655
33 South Beaudry Avenue, 19th Floor
Los Angeles, California 90017
Telephone:  (213) 345-6631
Facsimile:  (213) 345-6694


BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  as a Bank

Domestic and Offshore Lending Office:
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520
Attention: Anne Stader
           Account Administrator
           Telephone:  (510) 675-7368
           Facsimile:  (510) 675-7531

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of America National Trust
and Savings Association
555 Flower Street, 10th Floor
Los Angeles, California 90071
Attention:  Robert Eaton
            Vice President
            Credit Products #3283
            Telephone:  (213) 228-5599
            Facsimile:  (213) 228-4062


BANK OF MONTREAL
----------------
Domestic and Offshore Lending Office:
601 S. Figueroa Street, Suite 4900
Los Angeles, CA 90017
Attention:  Warren Wimmer
            Director
            Telephone:  (213) 239-0633
            Facsimile:  (213) 239-0680


Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of Montreal
601 S. Figueroa Street, Suite 4900
Los Angeles, CA 90017
Attention:  Warren Wimmer
            Director
            Telephone:  (213) 239-0633
            Facsimile:  (213) 239-0680


THE BANK OF NOVA SCOTIA
-----------------------
Domestic and Offshore Lending Office:
580 California Street, 48th Floor
San Francisco, CA 94104
Attention:  John Quick
            Senior Relationship Manager
            Telephone:  (415) 986-1100
            Facsimile:  (415) 397-0791


THE CHASE MANHATTAN BANK
------------------------
Domestic and Offshore Lending Office:
1 Chase Manhattan Plaza, 3rd Floor
New York, NY 10081
Attention:  Tom Casey
            Telephone:  (212) 552-7518
            Facsimile:  (212) 552-6276

CITICORP USA, INC.
------------------
Domestic and Offshore Lending Office:
399 Park Avenue, 4th Floor, Suite 220
New York, NY 10043
Attention:  Sandip Seh
            Telephone:  (212) 559-1275
            Facsimile:  (212) 793-6130


CREDIT LYONNAIS, NEW YORK BRANCH
--------------------------------
Domestic and Offshore Lending Office:
4301 Avenue of the Americas
New York, NY 10019
Attention:  Bob Colvin
            Telephone:  (212) 261-7882
            Facsimile:  (212) 261-3421


CREDIT SUISSE
-------------
Domestic and Offshore Lending Office:
633 West Fifth Street, 64th Floor
Los Angeles, CA 90071
Attention:  Marc Sampson
            Telephone:  (213) 955-8284
            Facsimile:  (213) 955-8245


THE FUJI BANK, LIMITED, LOS ANGELES AGENCY
------------------------------------------
Domestic and Offshore Lending Office:
333 South Hope Street, Suite 3900
Los Angeles, CA 90071
Attention:  Jonathan Bigelow
            Vice President and Manager
            Telephone:  (213) 253-4144
            Facsimile:  (213) 253-4198


THE INDUSTRIAL BANK OF JAPAN, LTD.,
-----------------------------------
  LOS ANGELES AGENCY
--------------------
Domestic and Offshore Lending Office:
350 South Grand Avenue, Suite 1500
Los Angeles, CA 90071
Attention:  June Minamizono
            Telephone:  (213) 893-6497
            Facsimile:  (213) 688-7486


KREDIETBANK N.V.
----------------
Domestic and Offshore Lending Office:
550 South Hope Street, Suite 1775
Los Angeles, CA  90071
Attention:  Roxanne Cheng
            Telephone:  (213) 624-0401
            Facsimile:  (213) 629-5801

With a copy to:
---------------
Kredietbank N.V.
New York Branch
125 West 55th Street, 10th Floor
New York, NY 10009
Attention:  Michael Curran
            Telephone:  (212) 541-0708
            Facsimile:  (212) 956-5580


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
-----------------------------------------
  LOS ANGELES AGENCY
--------------------
Domestic and Offshore Lending Office:
Los Angeles Agency, Suite 3000
350 South Grand Avenue
Los Angeles, CA 90071
Attention:  Ken Nakagawa
            Telephone:  (213) 689-5244
            Facsimile:  (213) 626-1067

With a copy to:
---------------
Los Angeles Agency, Suite 3000
350 South Grand Avenue
Los Angeles, CA 90071
Attention:  Tadashi Onada
            Vice President
            Telephone:  (213) 689-6345
            Facsimile:  (213) 892-1683


NATIONSBANK OF TEXAS, N.A.
--------------------------
Domestic and Offshore Lending Office:
64th Floor (75202), Utility Finance Division
901 Main Street
Dallas, TX 75202-3714
Attention:  Jeff A. Forbis
            Senior Vice President
            Telephone:  (214) 508-1453
            Facsimile:  (214) 508-3943


THE SANWA BANK, LIMITED, LOS ANGELES BRANCH
-------------------------------------------
Domestic and Offshore Lending Office:
601 South Figueroa Street
Mail Code W5-4
Los Angeles, CA 90017
Attention:  Virginia Hart
            Vice President
            Telephone:  (213) 896-7469
            Facsimile:  (213) 623-4912


SOCIETE GENERALE, LOS ANGELES BRANCH
------------------------------------
Domestic and Offshore Lending Office:
2029 Century Park East, Suite 2900
Los Angeles, CA 90067
Attention:  George Chen
            Vice President
            Telephone:  (310) 788-7105
            Facsimile:  (310) 551-1537


THE SUMITOMO BANK LIMITED, LOS ANGELES AGENCY
---------------------------------------------
Domestic and Offshore Lending Office:
Los Angeles Branch, Suite 2600
777 S. Figueroa Street
Los Angeles, CA 90017-3138
Attention:  Alan L. Hills
            Vice President
            Telephone:  (213) 955-0816
            Facsimile:  (213) 623-6832


SWISS BANK CORPORATION
----------------------
Domestic and Offshore Lending Office:
222 Broadway
New York, NY 10038
Attention:  Darryl Monascebian
            Telephone:  (212) 335-1873
            Facsimile:  (212) 335-1126


UNION BANK OF SWITZERLAND, NEW YORK BRANCH
------------------------------------------
Domestic and Offshore Lending Office:
299 Park Avenue, 40th Floor
New York, NY 10171-0026
Attention:  Andrew Merrill
            Vice President
            Telephone:  (212) 821-5543
            Facsimile:  (212) 821-3878


WELLS FARGO BANK, N.A.
----------------------
Domestic and Offshore Lending Office:
707 Wilshire Blvd., 16th Floor
Los Angeles, CA 90017
Attention:  Daniel H. Hom
            Vice President
            Telephone:  (213) 614-3368
            Facsimile:  (213) 614-2569

707 Wilshire Blvd., 16th Floor
Los Angeles, CA 90017
Attention:  Matthew Frey
            Assistant Vice President
            Telephone:  (213) 614-5038
            Facsimile:  (213) 614-2569




                                                      EXHIBIT A-1


                   SECOND AMENDED AND RESTATED
                   ---------------------------
                         REVOLVING NOTE
                         --------------

$___________                                     October 11, 1996


          FOR VALUE RECEIVED, the undersigned, EDISON MISSION ENERGY, a California corporation (the "Borrower"), promises to
                                       --------
pay to the order of ______________________ (the "Lender") on
                                                 ------
_________, 19__ the principal sum of __________________ DOLLARS
($___________) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, Bank of America
     ----------------
National Trust and Savings Association, as Agent and Issuing Bank, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

          The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

          Payments of both principal and interest are to be made in Applicable Currency in same day or immediately available funds to the account designated by the Agent pursuant to the Credit
Agreement.

          This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. This Note amends and restates the Revolving Credit Note dated as of November 17, 1994 executed by Borrower in favor of the Bank in connection with that certain Amended and Restated Credit Agreement, dated as of November 17, 1994, among the Borrower, the Agent, the Issuing Bank and the lenders party thereto, and amounts outstanding under such Revolving Credit Note are deemed outstanding and owing under this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          If any payment on this Revolving Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day.

          THIS NOTE HAS BEEN DELIVERED IN LOS ANGELES, CALIFORNIA
AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY
THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.



                              EDISON MISSION ENERGY


                              By_____________________________
                              Title:



             REVOLVING LOANS AND PRINCIPAL PAYMENTS


       Type   Amount             Amount of    Outstanding   Nota-
       of      of     End of     Prin. or     Principal     tion
       Loan    Loan   Interest   Int. Paid    Balance       Made
Date   Made    Made    Period    This Date    This Date      By
----   ----    ----   --------   ---------    ---------     -----









                                                      EXHIBIT A-2


                   SECOND AMENDED AND RESTATED
                   ---------------------------
                        MONEY MARKET NOTE
                        -----------------

$___________                                     October 11, 1996


     FOR VALUE RECEIVED, the undersigned, EDISON MISSION ENERGY, a California corporation (the "Borrower"), promises to pay to the
                               --------
order of ______________________ (the "Lender") on _________, 19__
                                      ------
the principal sum of __________________ DOLLARS ($___________)
or, if less, the aggregate unpaid principal amount of all Money Market Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of
October 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, Bank of America
     ----------------
National Trust and Savings Association, as Agent and Issuing Bank, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in Applicable Currency in same day or immediately available funds to the account designated by the Agent pursuant to the Credit
Agreement.

     This Note is one of the Money Market Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. This Note amends and restates the Money Market Note dated as of November 17, 1994 executed by Borrower in favor of the Bank in connection with that certain Amended and Restated Credit Agreement, dated as of November 17, 1994, among the Borrower, the Agent, the Issuing Bank and the lenders party thereto, and amounts outstanding under such Money Market Note are deemed outstanding and owing under this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     If any payment on this Money Market Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day.

     THIS NOTE HAS BEEN DELIVERED IN LOS ANGELES, CALIFORNIA AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF CALIFORNIA.



                              EDISON MISSION ENERGY


                              By_____________________________
                              Title:



            MONEY MARKET LOANS AND PRINCIPAL PAYMENTS



       Type   Amount             Amount of    Outstanding   Nota-
       of      of     End of     Prin. or     Principal     tion
       Loan    Loan   Interest   Int. Paid    Balance       Made
Date   Made    Made    Period    This Date    This Date      By
----   ----    ----   --------   ---------    -----------   ------














                                                      EXHIBIT B-1

                        BORROWING REQUEST
                        -----------------

Bank of America National Trust
and Savings Association, Agent
Agency Administrative Services #5596
1455 Market Street, 13th Floor
San Francisco, CA 94103
Attention:  Jon Kubukawa
           Agency Officer


                      EDISON MISSION ENERGY
                      ---------------------
Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Sections 2.3 and 6.2.2 of the Second Amended and Restated Credit
------------     -----
Agreement, dated as of October 11, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit
                                                         ------
Agreement"), among EDISON MISSION ENERGY, a California
---------
corporation (the "Borrower"), certain financial institutions,
                  --------
Bank of America National Trust and Savings Association as Issuing Bank, and Bank of America National Trust and Savings Association (the "Agent"). Unless otherwise defined herein or the context
      -----
otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a Revolving Loan be made in [insert Applicable Currency] the aggregate principal amount of [___________] on __________, 19___ as a [LIBO Rate Loan having an
Interest Period of _______ months] [Base Rate Loan].

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be      Person to be Paid          Name, Address
                --------------------------
Transferred     Name           Account No.   of Transferee Lender
-----------     ----           -----------   --------------------
  [ ]   [$]_________________________________ ____________________
                                             ____________________
                                             Attention: _________

  [ ]   [$]______________________________________________________
                                             ____________________
                                             Attention: _________

Balance of      The Borrower   ___________   ____________________
such proceeds                                ____________________
                                             Attention: _________

     The Borrower has caused this Borrowing Request to be executed and delivered by its duly Authorized Representative this ___ day of ___________, 19___.

                                EDISON MISSION ENERGY


                                By-------------------------------
                                 Title:


                                                      EXHIBIT B-2



              FORM OF LETTER OF CREDIT APPLICATION


                                                        EXHIBIT C

                 CONTINUATION/CONVERSION NOTICE
                 ------------------------------
Bank of America National Trust
and Savings Association, Agent
Agency Administrative Services #5596
1455 Market Street, 13th Floor
San Francisco, CA 94103
Attention:  Jon Kubukawa
           Agency Officer


                      EDISON MISSION ENERGY
                      ---------------------
Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Second Amended and Restated Credit
            -----------
Agreement, dated as of October 11, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit
                                                         ------
Agreement"), among EDISON MISSION ENERGY, a California
---------
corporation (the "Borrower"), certain financial institutions,
                  --------
Bank of America National Trust and Savings Association as Issuing Bank, and Bank of America National Trust and Savings Association, (the "Agent"). Unless otherwise defined herein or the context
      -----
otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on ____________, 19___,

          (1) $___________ of the presently outstanding principal amount of the Revolving Loans originally made on __________, 19___ [insert Applicable Currency],

          (2)  and all presently being maintained as 1[Base Rate
     Loans] [LIBO Rate Loans],

          (3)  be [converted into] [continued as],

          (4)  2[LIBO Rate Loans having an Interest Period of
     ______ months] [Base Rate Loans].


--------------
 1  Select appropriate interest rate option.

 2  Insert appropriate interest rate option.

          (5)  in the Offshore Currency of _____________ [insert
     Applicable Currency].

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered by its Authorized Representative this ___ day of _________, 19___.

                              EDISON MISSION ENERGY

                              By
                                ---------------------------------
                               Title:



                                                        EXHIBIT D

                  LENDER ASSIGNMENT AGREEMENT
                  ---------------------------

To: EDISON MISSION ENERGY


To:  Bank of America National Trust
     and Savings Association,
     as the Agent

                      EDISON MISSION ENERGY
                      ---------------------
Gentlemen and Ladies:

     We refer to clause (d) of Section 11.11.1 of the Second
                 ----------    ---------------
Amended and Restated Credit Agreement, dated as of October 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit
                                                     ------
Agreement"), among EDISON MISSION ENERGY, a California
---------
corporation (the "Borrower"), the various financial institutions
                  --------
(the "Lenders") as are, or shall from time to time become,
      -------
parties thereto, Bank of America National Trust and Savings Association as Issuing Bank, and Bank of America National Trust and Savings Association, as agent (the "Agent") for the Lenders.
                                        -----
Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This agreement is delivered to you pursuant to clause (d) of
                                                    ----------
Section 11.11.1 of the Credit Agreement and also constitutes
---------------
notice to each of you, pursuant to clause (c) of Section 11.11.1
                                   ----------    ---------------
of the Credit Agreement, of the assignment and delegation to _______________ (the "Assignee") of ___% of the Loans, L/C
                      --------
Obligations, and Revolving Loan Commitments of _____________ (the "Assignor") outstanding under the Credit Agreement on the date
 --------
hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth on Schedule 2.1.

     [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

          (1)  the Assignee

               (a) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (b)  agrees to be bound by the terms and
          conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (2)  the Assignor shall be released from its
     obligations under the Credit Agreement and the other Loan
     Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the
[Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 11.11.1 of the Credit Agreement upon the
               ---------------
delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

          1.   Address for Notices:
                    Institution Name:
                    Attention:
                    Domestic Office:
                    Telephone:
                    Facsimile:
                    Telex (Answerback):
                    LIBOR Office:
                    Telephone:
                    Facsimile:
                    Telex (Answerback):

          2.   Payment Instructions:

     The Assignee agrees to furnish the tax form required by the second to last sentence of Section 4.7 (if so required) of the
                           -----------
Credit Agreement no later than the date of acceptance hereof by the Agent.

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                            [ASSIGNOR]
-------------------
Revolving Loan
  Commitment
      and
Revolving Loans:    __%
L/C Obligations        __%
                                       By:_______________________
                                        Title:

Percentage                                     [ASSIGNEE]
----------
Revolving Loan
  Commitment
     and
Revolving Loans:    __%
L/C Obligations        __%
                                       By:_______________________
                                        Title:

Accepted and Acknowledged
this __ day of _______, 19__


__________________________,
  as Agent


By:________________________
   Title:

                                                        EXHIBIT E


               OPINION OF COUNSEL TO THE BORROWER
               ----------------------------------
            [Letterhead of Assistant General Counsel]



                        October 11, 1996


The Lenders under the Credit Agreement




Ladies and Gentlemen:

      This letter is furnished to you pursuant to Section 6.1.3
                                                  -------------
of the Second Amended and Restated Credit Agreement, dated October 11, 1996 (the "Credit Agreement"), between EDISON MISSION
                       ----------------
ENERGY, a California corporation (the "Borrower"), certain
                                       --------
institutional lenders and BofA, as agent for such lenders (the "Agent") and Issuing Bank. Terms defined in the Credit Agreement
 -----
are used herein as therein defined.

      I am the Assistant General Counsel of the Borrower and, in that capacity, am familiar with the business and affairs of the Borrower; I am, or attorneys acting under my direction are, familiar with the proceedings taken by the Borrower in connection with the preparation, negotiation, execution and delivery of, and the initial borrowing made under, the Credit Agreement.

      In that connection, I or attorneys working in Borrower's legal department who are members of the bar of the State of California have examined:

           1.   the Credit Agreement;

           2. the Articles of Incorporation of the Borrower and all amendments thereto (the "Charter");
                                   -------
           3. the by-laws of the Borrower and all amendments thereto (the "By-laws");
                    -------
           4. the other documents furnished by the Borrower pursuant to Section 6.1 of the Credit Agreement;
                  -----------
           5. a certificate of the Secretary of State of California attesting to the due incorporation, continued corporate existence and good standing of the Borrower in that state.

I, or attorneys working in Borrower's legal department who are members of the bar of the State of California under my supervision, have also examined the originals, or copies certified to my or their satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I or they have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I or they have, when relevant facts were not independently established by me, relied, to the extent I deemed appropriate, upon certificates of the Borrower or its officers, or of public officials.

      For purposes of this opinion, I have assumed, with your consent, the genuineness of all signatures (other than the signatures of officers or Authorized Representatives of the Borrower), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies. I have further assumed, with your consent, the due authorization, execution and delivery of all such documents by all parties to such documents other than the Borrower, including documents to which the Borrower is not a party, and the legality, validity, and enforceability of such documents as to and against such other parties and that all parties other than the Borrower are duly organized, validly existing and in good standing. Where a particular opinion is rendered to my knowledge or awareness or similar words, it also includes the knowledge or awareness of attorneys working under my supervision.

      I am a member of the bar of the State of California and am therefore rendering this opinion only with respect to the laws of the State of California and the Federal laws of the United States of America as in effect on the date hereof.

      Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

           1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

           2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene

                (a)  the Charter or the By-laws;

                (b) any law, rule or regulation applicable to the Borrower (including, without limitation,
           Regulation G, T, U or X of the Board of Governors of the Federal Reserve System); or

                (c) to my knowledge, any contractual or legal restriction binding on or affecting the Borrower. The
           Credit Agreement and the Notes have been duly executed and delivered on behalf of the Borrower.

           3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other person, including the U.S. Securities and Exchange Commission, is required for the due execution, delivery and performance by the Borrower of the Credit Agreement or the Notes.

           4. The Credit Agreement and the Notes are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

           5. To the best of my knowledge, there is no pending or threatened action or proceeding against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Notes.

           6. The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

           7. The Borrower is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "subsidiary company" of any "holding company" that is required to register as such under said Act.

           8. The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

The opinions set forth above are subject to the following qualifications:

                (a) My opinions above are subject to the effect of any applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or similar law affecting creditors' rights generally.

                (b) My opinions above are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                (c) My opinions are subject to the effect of California court decisions and statutes which require parties to any contract to make determinations thereunder on a reasonable basis in good faith.

This opinion letter is being furnished to the Agent and the Lenders for their use and the use of its and their counsel. No other use or distribution of this opinion letter may be made without my prior written consent.


                                   Very truly yours,


                                   and Assistant General Counsel


                                                        EXHIBIT F



              CERTIFICATE OF EDISON MISSION ENERGY
              ------------------------------------


     I, the undersigned, [Assistant] Secretary of Edison Mission
Energy, a California corporation (the "Borrower"), DO HEREBY
                                       --------
CERTIFY that:

     1.   This Certificate is furnished pursuant to Section 6.1.1
                                                    -------------
of that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1996 (the "Credit Agreement"), among the
                                   ----------------
Borrower, certain financial institutions, Bank of America National Trust and Savings Association as Issuing Bank and Bank of America National Trust and Savings Association (the "Agent"). Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement.

    12. There have been no amendments to the Articles of Incorporation of the Borrower since _______, 19__.

     3. Attached hereto as Exhibit I is a true, correct and complete copy of the by-laws of the Borrower as in effect on the date hereof.

     4. Attached hereto as Exhibit II is a true, correct and complete copy of resolutions duly adopted at a meeting of the Board of Directors of the Borrower, convened and held on the ___ day of ____________, 19__ , which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party are in substantially the forms of those documents submitted to and approved by the Board of Directors of the Borrower at such meeting.

     5. The persons named in Exhibit III attached hereto have been duly elected, have duly qualified as and at all times since ____________, 19__ (to and including the date hereof), have been officers of the Borrower holding the respective offices set forth

------------------
 1 Insert the date of the Secretary of State's Certificate (attached to which is a copy of the Articles of Incorporation of the Borrower) furnished to the Agent at the execution of the Credit Agreement.

therein opposite their names, and the signatures set forth therein opposite their names are their genuine signatures.

     6. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

     WITNESS my hand and seal of the Borrower this 11th day of October, 1996.


                            -----------------------------------
                                     [Assistant Secretary]
                                     [Affix Corporate Seal]



     I, the undersigned, [Vice] President of the Borrower, DO
HEREBY CERTIFY that:

     1.   ___________________ is [a] the duly elected and
qualified [Assistant] Secretary of the Borrower and the signature above is his genuine signature.

     2. The representations and warranties on the part of the Borrower contained in the Credit Agreement are as true and correct at and as of the date hereof as though made on and as of the date hereof.

     3. No Default has occurred and is continuing, or would result from the consummation of the initial borrowing on this date.

     WITNESS my hand on this 11th day of October, 1996.


                             -----------------------------------
                                        [Vice] President



                                                        EXHIBIT 1
                                                   TO CERTIFICATE


         [Copy of the by-laws of Edison Mission Energy]



                                                        EXHIBIT 3
                                                   TO CERTIFICATE


  Name of Officers
  ----------------
   and Authorized
   --------------
   Representatives            Office              Signature
   ---------------            ------              ---------

 -------------------    ---------------    ---------------------
 -------------------    ---------------    ---------------------
 -------------------    ---------------    ---------------------
 -------------------    ---------------    ---------------------
 -------------------    ---------------    ---------------------




                                                        EXHIBIT G



               FORM OF MONEY MARKET QUOTE REQUEST
               ----------------------------------

                                             ______________, 199_

To:       Bank of America National Trust
          and Savings Association ("Agent")

From:     Edison Mission Energy

Re: Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of October 11, 1996 among the Borrower, the Lenders listed on the signature pages thereof, Bank of America National Trust and Savings Association as Issuing Bank and the Agent


          We hereby give notice pursuant to Section 2.8 of the
                                            -----------
Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  ______________

Principal Amount*                       Interest Period
----------------                        ---------------
$

          Such Money Market Quotes should offer a Money Market
[LIBO] [Absolute Rate].  [The applicable base rate is the London
Interbank Offered Rate.]

          Terms used herein have the meanings assigned to them in the Credit Agreement.

                                   EDISON MISSION ENERGY


                                   By---------------------------------
                                     Title:

____________________

* Amount must be $10,000,000 or a larger multiple of $1,000,000.

                                                        EXHIBIT H


           FORM OF INVITATION FOR MONEY MARKET QUOTES
           ------------------------------------------

To:       [Name of Bank]

Re:       Invitation for Money Market Quotes to Edison Mission
          Energy (the "Borrower")


          Pursuant to Section 2.8 of the Second Amended and
                      -----------
Restated Credit Agreement dated as of October 11, 1996 among the Borrower, the Lenders parties thereto and the undersigned, Bank of America National Trust and Savings Association as Issuing Bank and Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  ______________

Offshore
Principal     Amount        Currency         Interest Period
---------     ------        --------         ---------------
$

          Such Money Market Quotes should offer a Money Market
[LIBO] [Absolute Rate].  [The applicable base rate is the London
Interbank Offered Rate.]

          Please respond to this invitation by no later than [____ P.M.] [____ A.M.] (San Francisco time) on [date].


                                   Bank of America National Trust
                                   and Savings Association, Agent


                                   By----------------------------
                                     Authorized Officer


                                                        EXHIBIT I


                   FORM OF MONEY MARKET QUOTE
                   --------------------------

Bank of America National Trust
and Savings Association, as Agent



Re:  Money Market Quote to Edison Mission Energy (the "Borrower")

          In response to your invitation on behalf of the Borrower dated ____________, 19__, we hereby make the following
Money Market Quote on the following terms:

1.   Quoting Lender:  __________________________

2.   Person to contact at Quoting Lender:  ______________________

3.   Date of Borrowing:  ______________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest
     Periods and at the following rates:

  Offshore                 Principal       Interest        Money Market
  Amount**     Currency  Period***     [LIBO****]      [Absolute Rate*****]
  ------------ --------  ------------- --------------  ------------------------
$

$

     [Provided, that the aggregate principal amount of Money
     Market Loans for which the above offers may be accepted
     shall not exceed $______________.]**
____________________

*    As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount of the Lender is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

               (notes continued on following page)

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Second Amended and Restated Credit Agreement dated as of October 11, 1996, among the Borrower, the Lenders listed on the signature pages thereof and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                   Very truly yours,

                                   [NAME OF LENDER]


Dated:__________                   By:---------------------------
                                      Authorized Officer















____________________

*** Not less than 7 days or not more than six months, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/[10,000]th of 1%) and specify whether "PLUS" or "MINUS".

*****  Specify rate of interest per annum (to the nearest
       1/[10,000]th of 1%).

                                                        EXHIBIT J


                NOTICE OF MONEY MARKET BORROWING
                --------------------------------

TO:       Bank of America National Trust
          and Savings Association (the "Agent")

FROM:     Edison Mission Energy (the "Borrower")

RE:       Acceptance of Offers to Make Money Market Loans


          Pursuant to Section 2.8 of the Second Amended and
                      -----------
Restated Credit Agreement dated as of October 11, 1996, among the Borrower, the Lenders parties thereto, Bank of America National Trust and Savings Association as Issuing Bank and the Agent, we hereby accept the offers made by the following Lenders to make Money Market Loans on the Date of Borrowing specified below to the extent set forth below.



              Name of                                   [Money Market
    Date of   Offeror   Principal            Interest      Margin]
   Borrowing   Bank      Amount    Currency   Period    [Absolute Rate]
   ---------  -------   ---------  --------  --------   ---------------




      Any offer made by any Lender to make Money Market Loans on the Date of Borrowing set forth above is, to the extent not accepted above, hereby rejected.


                                   EDISON MISSION ENERGY


                                   By---------------------------------
                                     Authorized Representative